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Oppenheimer International Bond Fund
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6803 South Tucson Way, Centennial, Colorado 80112
1.800.225.5677

Statement of Additional Information dated November 26, 2004, revised
December 6, 2005

         This Statement of Additional Information is not a Prospectus. This
document contains additional information about the Fund and supplements information in the Prospectus dated November 24, 2004. It should be read together with the Prospectus. You can obtain the Prospectus by writing to the
Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver,
Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

Contents
                                                                                                          Page
About the Fund
Additional Information About the Fund's Investment Policies and Risks...................................
     The Fund's Investment Policies.....................................................................
     Other Investment Techniques and Strategies.........................................................
     Other Investment Restrictions......................................................................
     Disclosure of Portfolio Holdings...................................................................
How the Fund is Managed ................................................................................
     Organization and History...........................................................................
     Board of Trustees and Oversight Committees.........................................................
     Trustees and Officers of the Fund..................................................................
     The Manager........................................................................................
Brokerage Policies of the Fund..........................................................................
Distribution and Service Plans..........................................................................
Payments to Fund Intermediaries.........................................................................
Performance of the Fund.................................................................................

About Your Account
How To Buy Shares.......................................................................................
How To Sell Shares......................................................................................
How To Exchange Shares..................................................................................
Dividends, Capital Gains and Taxes......................................................................
Additional Information About the Fund...................................................................

Financial Information About the Fund
Independent Auditors' Report............................................................................
Financial Statements....................................................................................

ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

         The investment objectives, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of
Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager,
OppenheimerFunds, Inc., can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objectives.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

         In selecting securities for the Fund's portfolio, the Manager evaluates the merits of particular securities primarily through the exercise of its own investment analysis. That process may include, among other things, evaluation of the issuer's historical operations, prospects for the industry of which the issuer is part, the issuer's financial condition, its pending product developments and business (and those of competitors), the effect of general market and economic conditions on the issuer's business, and legislative proposals that might affect the issuer.

|X| Foreign Securities. The Fund expects to invest primarily in foreign securities. For the most part, these will be debt securities issued or guaranteed by foreign companies or governments, including supra-national entities. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S. government or by foreign supra-national entities. They also include securities of companies
(including those that are located in the U.S. or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

         Securities of foreign issuers that are represented by American
Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

         Because the Fund may purchase securities denominated in foreign currencies, a change in the value of such foreign currency against the U.S.
dollar will result in a change in the amount of income the Fund has available for distribution. Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.
         Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S.
markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

o Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. The Fund may buy securities issued by certain "supra-national"
entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International
Bank for Reconstruction and Development (commonly called the "World Bank"), the
Asian Development bank and the Inter-American Development Bank.

         The governmental members of these supranational entities are
"stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

         The Fund can invest in U.S. dollar-denominated "Brady Bonds." These foreign debt obligations may be fixed-rate par bonds or floating-rate discount bonds. They are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity.
Those uncollateralized amounts constitute what is called the "residual risk."

         If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero coupon U.S.
Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

o Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:
o        reduction of income by foreign taxes;
o        fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage);
o        transaction charges for currency exchange;
o        lack of public information about foreign issuers;
o        lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o        less volume on foreign exchanges than on U.S. exchanges;
o        greater volatility and less liquidity on foreign markets than in the U.S.;
o        less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o        greater difficulties in commencing lawsuits;
o        higher brokerage commission rates than in the U.S.;
o        increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o        possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and
o        unfavorable differences between the U.S. economy and foreign economies.

         In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe and Canada,
Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The Manager will consider these factors when evaluating securities in these markets, because the selection of those securities must be consistent with the Fund's investment objectives.

|X| Passive Foreign Investment Companies. Some securities of corporations domiciled outside the U.S. which the Fund may purchase, may be considered passive foreign investment companies ("PFICs") under U.S. tax laws. PFICs are those foreign corporations which generate primarily passive income. They tend to be growth companies or "start-up" companies. For federal tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation's gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by IRC ss.954.

         Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There are also the risks that the Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the
Fund makes every effort to ensure compliance with federal tax reporting of these investments. PFICs are considered foreign securities for the purposes of the
Fund's minimum percentage requirements or limitations of investing in foreign securities.
         Subject to the limits under the Investment Company Act of 1940 (the
"Investment Company Act") and under its own non-fundamental policies, the Fund may also invest in foreign mutual funds which are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income).
Investing in these types of PFICs may allow exposure to varying countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein.

         In addition to bearing their proportionate share of a fund's expenses
(management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described below under "Investment in Other Investment
Companies.

|X|      Debt Securities. The Fund can invest in a variety of debt securities to seek its objectives. Foreign debt securities are subject to the risks of foreign securities described above. In general, debt securities are also subject to two additional types of risk: credit risk and interest rate risk.

o Credit Risks. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

         The Fund's debt investments can include investment-grade and non-investment-grade bonds (commonly referred to as "junk bonds").
Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors
Service, Inc., ("Moody's") at least "BBB" by Standard & Poor's Ratings Group
("Standard & Poor's") or Fitch, Inc., ("Fitch") or have comparable ratings by another nationally recognized statistical rating organization.

         In making investments in debt securities, the Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness. If the securities are unrated, to be considered part of the Fund's holdings of investment-grade securities, they must be judged by the Manager to be of comparable quality to bonds rated as investment grade by a rating organization.

o Interest Rate Risks. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

         Fluctuations in the market value of fixed-income securities after the
Fund buys them will not affect the interest payable on those securities, nor the cash income from them. However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's net asset values will be affected by those fluctuations.

o Special Risks of Lower-Grade Securities. The Fund can invest without limit in lower-grade debt securities, if the Manager believes it is consistent with the
Fund's objectives. Because lower-rated securities tend to offer higher yields than investment grade securities, the Fund may invest in lower grade securities if the Manager is trying to achieve greater income. In some cases, the appreciation possibilities of lower-grade securities may be a reason they are selected for the Fund's portfolio. However, these investments will be made only when consistent with the Fund's overall goal of total return.

         "Lower-grade" debt securities are those rated below "investment grade"
which means they have a rating lower than "Baa" by Moody's or lower than "BBB"
by Standard & Poor's or Fitch, or similar ratings by other rating organizations.
If they are unrated, and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are considered part of the Fund's portfolio of lower-grade securities. The Fund can invest in securities rated as low as "C" or "D" or which may be in default at the time the
Fund buys them.

         Some of the special credit risks of lower-grade securities are discussed below. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risk of foreign investing discussed in the Prospectus and in this Statement of
Additional Information.

         To the extent they can be converted into stock, convertible securities may be less subject to some of these risks than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

         While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Fitch are investment grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative characteristics. A description of the debt security ratings categories of the principal rating organizations is included in Appendix A to this Statement of
Additional Information.

|X| Portfolio Turnover. "Portfolio turnover" describes the rate at which the
Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund's portfolio turnover rate will fluctuate from year to year, and the Fund may continue to have a portfolio turnover rate of more than 250% annually.

         Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies. In seeking its objectives, the Fund may from time to time use the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use them.

|X| Zero Coupon Securities. The Fund may buy zero-coupon, delayed interest and
"stripped" securities. Stripped securities are debt securities whose interest coupons are separated from the security and sold separately. The Fund can buy different types of zero-coupon or stripped securities, including, among others, foreign debt securities and U.S. Treasury notes or bonds that have been stripped of their interest coupons, U.S. Treasury bills issued without interest coupons, and certificates representing interests in stripped securities.

         Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

         Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

         The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

|X| U.S. Government Securities. These are securities issued or guaranteed by the
U.S. Treasury or other government agencies or corporate entities referred to as
"instrumentalities." The obligations of U.S. government agencies or instrumentalities in which the Fund may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might be able to assert a claim against the United
States if the issuing agency or instrumentality does not meet its commitment.
The Fund will invest in securities of U.S. government agencies and instrumentalities only if the Manager is satisfied that the credit risk with respect to such instrumentality is minimal.

o U.S. Treasury Obligations. These include Treasury bills (maturities of one year or less when issued), Treasury notes (maturities of more than one year and up to 10 years), and Treasury bonds (maturities of more than 10 years). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. They also can include
U. S. Treasury securities that have been "stripped" by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described above, and Treasury
Inflation-Protection Securities ("TIPS").

o Obligations Issued or Guaranteed by U.S. Government Agencies or
Instrumentalities. These include direct obligations and mortgage related securities that have different levels of credit support from the government.
Some are supported by the full faith and credit of the U.S. government, such as
Government National Mortgage Association pass-through mortgage certificates
(called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National
Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage
Corporation obligations ("Freddie Macs").

o GNMA Certificates. The Government National Mortgage Association ("GNMA") is a
wholly-owned corporate instrumentality of the United States within the U.S.
Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately-issued securities backed by pools of mortgages.
Ginnie Maes are debt securities representing an interest in one or a pool of mortgages that are insured by the Federal Housing Administration or the Farmers
Home Administration or guaranteed by the Veterans Administration

         The Ginnie Maes in which the Fund invests are of the "fully modified pass-through" type. They provide that the registered holders of the Ginnie Maes will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers. Amounts paid include, on a pro rata basis, any prepayment of principal of such mortgages and interest (net of servicing and other charges) on the aggregate unpaid principal balance of the Ginnie Maes, whether or not the interest on the underlying mortgages has been collected by the issuers.

         Under Federal law, the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty issued by GNMA as to such mortgage pools. An opinion of an Assistant
Attorney General of the United States, dated December 9, 1969, states that such guaranties "constitute general obligations of the United States backed by its full faith and credit." GNMA is empowered to borrow from the United States
Treasury to the extent necessary to make any payments of principal and interest required under those guaranties.

         Ginnie Maes are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages. Except to the extent of payments received by the issuers on account of such mortgages, Ginnie
Maes do not constitute a liability of those issuers, nor do they evidence any recourse against those issuers. Recourse is solely against GNMA. Holders of
Ginnie Maes (such as the Fund) have no security interest in or lien on the underlying mortgages.

o        Mortgage-Related U.S. Government Securities. These include interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations ("CMOs") and other "pass-through" mortgage securities.
CMOs that are U.S. government securities have collateral to secure payment of interest and principal. They may be issued in different series with different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. government agency. The Fund can have significant amounts of its assets invested in mortgage related U.S. government securities.

         The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages.
Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

         If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO will be reduced.
Additionally, the Fund may have to reinvest the prepayment proceeds in other securities paying interest at lower rates, which could reduce the Fund's yield.

         When interest rates rise rapidly, if prepayments occur more slowly than expected, a short- or medium-term CMO can in effect become a long-term security, subject to greater fluctuations in value. These are the prepayment risks described above and can make the prices of CMOs very volatile when interest rates change. The prices of longer-term debt securities tend to fluctuate more than those of shorter-term debt securities. That volatility will affect the
Fund's share prices.

|X| Commercial (Privately-Issued) Mortgage Related Securities. The Fund may
invest in commercial mortgage related securities issued by private entities.
Generally these are multi-class debt or pass through certificates secured by mortgage loans on commercial properties. They are subject to the credit risk of the issuer. These securities typically are structured to provide protection to investors in senior classes from possible losses on the underlying loans. They do so by having holders of subordinated classes take the first loss if there are defaults on the underlying loans. They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms.

|X| "Stripped" Mortgage Related Securities. The Fund may invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. These are a form of derivative investment.

         Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a
"principal-only" security or "P/O." Strips can be created for pass through certificates or CMOs.

         The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings at an acceptable price.

|X| Floating Rate and Variable Rate Obligations. The interest rate on a floating rate note is based on a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year.
Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

         Some variable rate and floating rate obligations have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations. Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

|X| When-Issued and Delayed-Delivery Transactions. The Fund may invest in securities on a "when-issued" basis and may purchase or sell securities on a
"delayed-delivery" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

         When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

         The Fund will engage in when-issued transactions to secure what the
Manager considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Manager considers to be advantageous.

         When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objectives and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage.
Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

         At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the
Fund's net asset values. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

         When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

|X| Participation Interests. The Fund may invest in participation interests, subject to the Fund's limitation on investments in illiquid investments. A participation interest is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyers participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same borrower. The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives.

         Participation interests are primarily dependent upon the
creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income. The value of that participation interest might also decline, which could affect the net asset value of the Fund's shares. If the issuing financial institution fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

|X| Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes, as described below.

         In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.

         The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase.
Repurchase agreements having a maturity beyond seven days are subject to the
Fund's limits on holding illiquid investments. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

         Repurchase agreements, considered "loans" under the Investment Company
Act of 1940 ("Investment Company Act"), are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation.
However, if the vendor fails to pay the resale price on the delivery date, the
Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

         Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission (the "SEC"), the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of
1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

         The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

         The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

         Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

|X| Forward Rolls. The Fund can enter into "forward roll" transactions with respect to mortgage related securities. In this type of transaction, the Fund sells a mortgage related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold.
Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold.

         The Fund will only enter into "covered" rolls. To assure its future payment of the purchase price, the Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

         These transactions have risks. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold or repurchased. It is possible that the market value of the securities the Fund sells may decline below the price at which the Fund is obligated to repurchase securities.

|X| Investments in Equity Securities. Under normal market conditions the Fund can invest up to 20% of its assets in securities other than debt securities, including equity securities of both foreign and U.S. companies. However, it does not anticipate investing significant amounts of its assets in these securities as part of its normal investment strategy. Equity securities include common stocks, preferred stocks, rights and warrants, and securities convertible into common stock. The Fund's investments can include stocks of companies in any market capitalization range, if the Manager believes the investment is consistent with the Fund's objectives of total return and income. Certain equity securities may be selected not only for their appreciation possibilities but because they may provide dividend income.

o Risks of Investing in Stocks. Stocks fluctuate in price, and their short-term volatility at times may be great. To the extent that the Fund invests in equity securities, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk can affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change.
The prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

         Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry. The Fund can invest in securities of large companies and mid-size companies, but may also buy stocks of small companies, which may have more volatile stock prices than large companies.

o Convertible Securities. The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will behave more like a debt security and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security. In that case it will likely sell at a premium over its conversion value and its price will tend to fluctuate directly with the price of the underlying security.

         While some convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities)
causes them to be regarded by the Manager more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Manager's investment decision than in the case of non-convertible debt fixed income securities.

         To determine whether convertible securities should be regarded as
"equity equivalents," the Manager examines the following factors:

(1)           whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
(2)           whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis
              (considering the effect of conversion of the convertible
              securities), and
(3)           the extent to which the convertible security may be a defensive
              "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.
o Rights and Warrants. The Fund may invest up to 5% of its total assets in warrants or rights. That limit does not apply to warrants and rights the Fund has acquired as part of units of securities or that are attached to other securities that the Fund buys. The Fund does not expect that it will have significant investments in warrants and rights.

         Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

|X| Loans of Portfolio Securities. The Fund may lend its portfolio securities pursuant to the Securities Lending Agreement (the "Securities Lending
Agreement") with JP Morgan Chase, subject to the restrictions stated in the
Prospectus. The Fund will lend such portfolio securities to attempt to increase the Fund's income. Under the Securities Lending Agreement and applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S.
government (or its agencies or instrumentalities), or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay to JP Morgan Chase, as agent, amounts demanded by the Fund if the demand meets the terms of the letter. Such terms of the letter of credit and the issuing bank must be satisfactory to JP Morgan
Chase and the Fund. The Fund will receive, pursuant to the Securities Lending
Agreement, 80% of all annual net income (i.e., net of rebates to the Borrower)
from securities lending transactions. JP Morgan Chase has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for expenses relating to securities lending. The Fund will be responsible, however, for risks associated with the investment of cash collateral, including the risk that the issuer of the security in which the cash collateral has been invested defaults. The Securities Lending Agreement may be terminated by either JP Morgan Chase or the Fund on 30 days' written notice. The terms of the Fund's loans must also meet applicable tests under the Internal
Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

Borrowing for Leverage. The fund may borrow for leverage as described below under " Other Investment Restrictions." The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. Additionally, the Fund's net asset values per share might fluctuate more than that of funds that do not borrow. Currently, the Fund does not contemplate using this technique in the next year but if it does so, it will not likely be to a substantial degree.
Borrowing may entail "leverage," and may be a speculative investment strategy.
Any borrowing will be made only from banks and, pursuant to the requirements of the Investment Company Act, will be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Fund's assets, when computed in that manner, should fail to meet the 300%
asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet that coverage requirement. To do so, the Fund may have to sell a portion of its investments at a time when it would otherwise not want to sell the securities. Interest on money the Fund borrows is an expense the Fund would not otherwise incur, so that during periods of substantial borrowings, its expenses may increase more than the expenses of funds that do not borrow. The use of leverage also may make the Fund's share prices more sensitive to interest rate changes.

|X| Asset-Backed Securities. Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose corporations. They are similar to mortgage-backed securities, described above, and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation interest in the pools. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due. However, the enhancement, if any, might not be for the full par value of the security. If the enhancement is exhausted and any required payments of principal are not made, the Fund could suffer losses on its investment or delays in receiving payment.

         The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described above. Unlike mortgage-backed securities, asset-backed securities typically do not have the benefit of a security interest in the underlying collateral.

|X| Bank Obligations and Securities That Are Secured By Them. The Fund can
invest in bank obligations, including time deposits, certificates of deposit, and bankers' acceptances. They must be either obligations of a domestic bank with total assets of at least $1 billion or obligations of a foreign bank with total assets of at least U.S. $1 billion. The Fund may also invest in instruments secured by bank obligations (for example, debt which is guaranteed by the bank). For purposes of this policy, the term "bank" includes commercial banks, savings banks, and savings and loan associations that may or may not be members of the Federal Deposit Insurance Corporation.

         Time deposits are non-negotiable deposits in a bank for a specified period of time at a stated interest rate. They may or may not be subject to withdrawal penalties. However, time deposits that are subject to withdrawal penalties, other than those maturing in seven days or less, are subject to the limitation on investments by the Fund in illiquid investments.

         Bankers' acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are deemed
"accepted" when a bank guarantees their payment at maturity.

|X| Derivatives. The Fund can invest in a variety of derivative investments to seek income or for hedging purposes. Some derivative investments the Fund may use are the hedging instruments described below in this Statement of Additional
Information.

         Among the derivative investments the Fund can invest in are
"index-linked" or "currency-linked" notes. Principal and/or interest payments on index-linked notes depend on the performance of an underlying index.
Currency-indexed securities are typically short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements.
This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

         Other derivative investments the Fund can use include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities"
of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the
Manager expected.

o Credit Derivatives. The Fund may enter into credit default swaps, both directly ("unfunded swaps") and indirectly in the form of a swap embedded within a structured note ("funded swaps"), to protect against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or on a basket of securities. The Fund pays a fee to enter into the swap and receives a fixed payment during the life of the swap. The Fund may take a short position in the credit default swap (also known as "buying credit protection"), or may take a long position in the credit default swap note (also known as "selling credit protection").

         The Fund would take a short position in a credit default swap (the
"unfunded swap") against a long portfolio position to decrease exposure to specific high yield issuers. If the short credit default swap is against a corporate issue, the Fund must own that corporate issue. However, if the short credit default swap is against sovereign debt, the Fund may own either: (i) the reference obligation, (ii) any sovereign debt of that foreign country, or (iii)
sovereign debt of any country that the Manager determines is closely correlated as an inexact bona fide hedge.

         If the Fund takes a short position in the credit default swap, and if there is a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring), the Fund will deliver the defaulted bonds and the swap counterparty will pay the par amount of the bonds. An associated risk is adverse pricing when purchasing bonds to satisfy the delivery obligation. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

         Taking a long position in the credit default swap note (i.e., purchasing the "funded swap") would increase the Fund's exposure to specific high yield corporate issuers. The goal would be to increase liquidity in that market sector via the swap note and its associated increase in the number of trading instruments, the number and type of market participants, and market capitalization.

         If the Fund takes a long position in the credit default swap note, if there is a credit event the Fund will pay the par amount of the bonds and the swap counterparty will deliver the bonds. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

         The Fund will invest no more than 25% of its total assets in "unfunded"
credit default swaps. The Fund will limit its investments in "funded" credit default swap notes to no more than 10% of its total assets.

         Other risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or the defaulted bonds, depending on whether the Fund is long or short the swap, respectively).

|X| Hedging. Although the Fund does not anticipate the extensive use of hedging instruments, the Fund can use hedging instruments. It is not obligated to use them in seeking its objectives. To attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund could:
o        sell futures contracts,
o        buy puts on such futures or on securities, or
o                 write covered calls on securities or futures. Covered calls may also be used to increase the Fund's income, but the
                  Manager does not expect to engage extensively in that
                  practice.

         The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:
o        buy futures, or
o        buy calls on such futures or on securities.

         The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objectives and are permissible under applicable regulations governing the Fund.

o Futures. The Fund can buy and sell futures contracts that relate to (1)
broadly-based bond or stock indices (these are referred to as "financial futures"), (2) commodities (these are referred to as "commodity futures"), (3)
debt securities (these are referred to as "interest rate futures"), and (4)
foreign currencies (these are referred to as "forward contracts").

         A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the securities included in the index and its value fluctuates in response to the changes in value of the underlying securities. A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index.
These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

         An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

         The Fund can invest a portion of its assets in commodity futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4)
industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc;
and (5) precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

         No payment is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the
"futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

         At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

o Put and Call Options. The Fund can buy and sell certain kinds of put options
("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, options on commodities indices, and options on the other types of futures described above.

o Writing Covered Call Options. The Fund may write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by identifying liquid assets on the Fund's books to enable the Fund to satisfy its obligations if the call is exercised. Up to 50% of the Fund's total assets may be subject to calls the Fund writes.

         When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period.
That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

         When the Fund writes a call on an index, it receives cash (a premium).
If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium.

         The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the
Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

         When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

         To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

         The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying an equivalent dollar amount of liquid assets on the Fund's books. The Fund will identify additional liquid assets on the Fund's books if the value of the identified assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

o Writing Put Options. The Fund can sell put options on securities, broadly-based securities indices, foreign currencies, options on commodities indices and futures. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 50% of the Fund's net assets would be required to be identified to cover such put options.

         If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, he Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.

         If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

         When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the identified assets or writing calls against those assets.

         As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold.
That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.
That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

         The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The
Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the
Fund, are taxable as ordinary income.

o Purchasing Calls and Puts. The Fund can purchase calls only on securities, broadly-based securities indices, foreign currencies, options on commodities indices and futures. It may do so to protect against the possibility that the
Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.

         The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case, the Fund will have paid the premium but lost the right to purchase the underlying investment.

         The Fund can buy puts only on securities, broadly-based securities indices, foreign currencies, options on commodities indices and futures, whether or not it owns the underlying investment. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

         Buying a put on an investment the Fund does not own (such as an index or future) permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

         Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case, the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

         When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question
(and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

         The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

o Buying and Selling Options on Foreign Currencies. The Fund can buy and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

         If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

         A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in an identified account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

         The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. In those circumstances, the Fund covers the option by maintaining cash, U.S. government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option, in an identified account with the Fund's custodian bank.

o Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

         The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

         The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset values being more sensitive to changes in the value of the underlying investment.

         If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

         An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option. There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the
Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

         The risk of imperfect correlation increases as the composition of the
Fund's portfolio diverges from the securities included in the applicable index.
To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

         The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets.
First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

         The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

o Forward Contracts. Forward contracts are foreign currency exchange contracts.
They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S.
dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

         Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties.
The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

         The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

         When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the
U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund might enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency.
This is called a "transaction hedge." The transaction hedge will protect the
Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

         The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency might suffer a substantial decline against the
U.S. dollar, it might enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the
U.S. dollar could suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.
That is referred to as a "cross hedge."

         The Fund will cover its short positions in these cases by segregating assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

         However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the
Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency.
The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

         The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases, the Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

         At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

o Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. The
Fund will not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will identify liquid assets on the Fund's books (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

         Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The
Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

         The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination.
The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

o Swaption Transactions. The Fund may enter into a swaption transaction, which is a contract that grants the holder, in return for payment of the purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund's statement of financial condition. o Regulatory Aspects of Hedging Instruments. The
Commodities Futures Trading Commission (the "CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The
Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's prospectus or this statement of additional information.

         Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's advisor). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

         Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

o Tax Aspects of Hedging Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as "Section 1256 contracts"
under the Internal Revenue Code. In general, gains or losses relating to Section
1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

         Certain forward contracts the Fund enters into may result in
"straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

         Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss: (1) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the
              Fund actually collects such receivables or pays such liabilities,
              and
(2)           gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

         Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the
Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

|X| Temporary Defensive and Interim Investments. When market, economic or political conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Fund can invest in a variety of debt securities for defensive purposes. The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of
Fund shares, or to hold while waiting to invest cash received from the sale of other portfolio securities. The Fund can buy:

o        high quality, short term money market instruments, including those issued by the U.S Treasury or other government obligations issued or guaranteed by the U. S. government or its instrumentalities or agencies,
o                 commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies) rated in the three top rating categories of a nationally recognized rating organization,
o                 short-term debt obligations of corporate issuers, rated
                  investment grade (rated at least Baa by Moody's or at least
                  BBB by Standard & Poor's, or a comparable rating by another rating organization), or unrated securities judged by the
                  Manager to have a comparable quality to rated securities in those categories,
o                 certificates of deposit and bankers' acceptances of domestic and foreign banks and savings and loan associations, having total assets in excess of $1 billion, and
o        repurchase agreements.

         Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Investment in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act that apply to those types of investments, and the following additional limitation: the Fund can not invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the Investment
Company Act. For example, the Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds'
portfolio, at times when the Fund may not be able to buy those portfolio securities directly. Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company
Act. The Fund does not intend to invest in other investment companies unless the
Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. The Fund does not anticipate investing a substantial amount of its net assets in shares of other investment companies.

Other Investment Restrictions

|X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the
Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
o                 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o        more than 50% of the outstanding shares.

         The Fund's investment objectives are fundamental policies. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of
Trustees can change non-fundamental policies without shareholder approval.
However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional
Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

         |X| Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

o The Fund cannot make loans except (a) through lending of securities, (b)
through the purchase of debt instruments or similar evidences of indebtedness,
(c) through an inter-fund lending program with other affiliated funds, and (d)
through repurchase agreements.

o The Fund cannot buy or sell real estate. However, the Fund can purchase debt securities secured by real estate or interests in real estate or issued by companies, including real estate investment trusts, which invest in real estate or interests in real estate.

o The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

o The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

o The Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. The Fund may borrow only from banks and/or affiliated investment companies. The Fund cannot make any investment at a time during which its borrowings exceed 5% of the value of its total assets. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment
Company Act.

o The Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in any one industry. The Fund will not invest 25% or more of its total assets in government securities of any one foreign company or in debt and equity securities issued by companies organized under the laws of any one foreign country. Obligations of the U.S. government, its agencies and instrumentalities are not considered to be part of an "industry" for the purposes of this policy.

         Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities). The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

|X| Does the Fund Have Additional Restrictions That Are Not "Fundamental"
Policies? The Fund has an additional operating policies which are stated below, that are not "fundamental," and which can be changed by the Board of Trustees without shareholder approval.

o The Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F)
or (G) of section 12(d)(1) of the Investment Company Act.

         For purposes of the Fund's policy not to concentrate its investments, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.

Non-Diversification of the Fund's Investments. The Fund is "non-diversified," as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one "issuer." That means that the Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

         Being non-diversified poses additional investment risks, because if the
Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company"
under the Internal Revenue Code. By qualifying, it does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders.
To qualify, the Fund must meet a number of conditions. First, not more than 25%
of the market value of the Fund's total assets may be invested in the securities of a single issuer. Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer. This is not a fundamental policy.

Disclosure of Portfolio Holdings. The Fund has adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or directors of the Manager, Distributor and Transfer
Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b)
is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund.

o                 Public Disclosure. The Fund's portfolio holdings are made
                  publicly available no later than 60 days after the close of each of the Fund's fiscal quarters in semi-annual and annual reports to shareholders, or in its Statements of Investments on Form N-Q, which are publicly available at the SEC. In
                  addition, the top 10 or more holdings are posted on the
                  OppenheimerFunds' website at www.oppenheimerfunds.com in the
                  "Fund Profiles" section. Other general information about the
                  Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted with a 15-day lag.

               Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their
      Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund's behalf.

      The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the
      Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

      A list of the top 10 or more portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below)
      no sooner than 15 days after month-end.

      Except under special limited circumstances discussed below, month-end lists of the Fund's complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below. If the Fund's complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

o                 The third-party recipient must first submit a request for
                  release of Fund portfolio holdings, explaining the business reason for the request;
o                 Senior officers (a Senior Vice President or above) in the
                  Manager's Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and
o                 The third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Fund's holdings confidential and agreeing not to trade directly or indirectly based on the information.

      The Fund's complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the
      Fund's Board, or as an employee, officer and/or director of the Manager,
      Distributor, or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

o                 Employees of the Fund's Manager, Distributor and Transfer
                  Agent who need to have access to such information (as
                  determined by senior officers of such entity),
o The Fund's certified public accountants and independent registered public accounting firm, o Members of the Fund's Board and the Board's legal counsel, o
The Fund's custodian bank, o A proxy voting service designated by the Fund and its Board, o Rating/ranking organizations (such as Lipper and Morningstar), o
Portfolio pricing services retained by the Manager to provide portfolio security prices, and o Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing
                  services).

      Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers and/or dealers with whom the Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the manager to facilitate a particular trade or the portfolio manager's investment process for the Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

      Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the
      Manager's Security Valuation Group and Accounting Departments in
      connection with portfolio pricing or other portfolio evaluation purposes:

o        Brokers and dealers in connection with portfolio transactions (purchases and sales)
o                 Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the fund's
                  regular pricing services)
o        Dealers to obtain price quotations where the fund is not identified as the owner

      Portfolio holdings information (which may include information on the
      Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the
      Manager, Distributor, or Transfer Agent, in the following circumstances:

o                 Response to legal process in litigation matters, such as
                  responses to subpoenas or in class action matters where the
                  Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,
o                 Response to regulatory requests for information (the SEC,
                  NASD, state securities regulators, and/or foreign securities authorities, including without limitation requests for
                  information in inspections or for position reporting
                  purposes),
o        To potential sub-advisers of portfolios (pursuant to confidentiality agreements),
o        To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),
o        Investment bankers in connection with merger discussions (pursuant to confidentiality agreements)

               Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of
      Fund shares or their financial intermediary representatives.

      The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

      The Chief Compliance Officer of the Fund and the Manager, Distributor, and
      Transfer Agent (the "CCO") shall oversee the compliance by the Manager,
      Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Fund's Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Funds has been made during the preceding year pursuant to these policies. The CCO shall report to the Fund's Board any material violation of these policies and procedures during the previous calendar quarter and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

      The Manager and/or the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

               -------------------------------------------- -------------------------------------
               A.G. Edwards & Sons Keijser Securities
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               ABG Securities                               Kempen & Co. USA Inc.
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               ABN AMRO                                     Kepler Equities/Julius Baer Sec
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Advest                                       KeyBanc Capital Markets
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               AG Edwards                                   Leerink Swan
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               American Technology Research                 Legg Mason
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Auerbach Grayson                             Lehman
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Banc of America Securities                   Lehman Brothers
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Barclays                                     Lipper
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Baseline                                     Loop Capital Markets
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Bear Stearns                                 MainFirst Bank AG
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Belle Haven                                  Makinson Cowell US Ltd
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Bloomberg                                    Maxcor Financial
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               BNP Paribas                                  Merrill
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               BS Financial Services                        Merrill Lynch
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Buckingham Research Group                    Midwest Research
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Caris & Co.                                  Mizuho Securities
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               CIBC World Markets                           Morgan Stanley
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Citigroup                                    Morningstar
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Citigroup Global Markets                     Natexis Bleichroeder
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Collins Stewart                              Ned Davis Research Group
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Craig-Hallum Capital Group LLC               Nomura Securities
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Credit Agricole Cheuvreux N.A. Inc.          Pacific Crest
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Credit Suisse First Boston                   Pacific Crest Securities
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Daiwa Securities                             Pacific Growth Equities
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Davy                                         Petrie Parkman
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Deutsche Bank                                Pictet
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Deutsche Bank Securities                     Piper Jaffray Inc.
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Dresdner Kleinwort Wasserstein               Plexus
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Emmet & Co                                   Prager Sealy & Co.
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Empirical Research                           Prudential Securities
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Enskilda Securities                          Ramirez & Co.
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Essex Capital Markets                        Raymond James
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Exane BNP Paribas                            RBC Capital Markets
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Factset                                      RBC Dain Rauscher
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Fidelity Capital Markets                     Research Direct
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Fimat USA Inc.                               Robert W. Baird
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               First Albany                                 Roosevelt & Cross
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               First Albany Corporation                     Russell Mellon
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Fixed Income Securities                      Ryan Beck & Co.
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Fortis Securities                            Sanford C. Bernstein
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Fox-Pitt, Kelton                             Scotia Capital Markets
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Friedman, Billing, Ramsey                    SG Cowen & Co.
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Fulcrum Global Partners                      SG Cowen Securities
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Garp Research                                Soleil Securities Group
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               George K Baum & Co.                          Standard & Poors
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Goldman                                      Stone & Youngberg
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Goldman Sachs                                SWS Group
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               HSBC                                         Taylor Rafferty
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               HSBC Securities Inc                          Think Equity Partners
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               ING Barings                                  Thomas Weisel Partners
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               ISI Group                                    UBS
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Janney Montgomery                            Wachovia
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Jefferies                                    Wachovia Corp
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Jeffries & Co.                               Wachovia Securities
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               JP Morgan                                    Wescott Financial
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               JP Morgan Securities                         William Blair
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               JPP Eurosecurities                           Yieldbook
               -------------------------------------------- -------------------------------------
               -------------------------------------------- -------------------------------------
               Keefe, Bruyette & Woods
               -------------------------------------------- -------------------------------------

How the Fund is Managed
Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in March
1995.

|X| Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights, preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

         The Fund currently has five classes of shares: Class A, Class B, Class
C, Class N and Class Y. All classes invest in the same investment portfolio.
Only retirement plans may purchase Class N shares. Only certain institutional investors may purchase Class Y shares. Each class of shares:

o        has its own dividends and distributions,
o        pays certain expenses which may be different for the different classes,
o        will generally have a different net asset value,
o        will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and
o        votes as a class on matters that affect that class alone.

         Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to a vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

|X| Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a
  Trustee or to take other action described in the Fund's Declaration of Trust.

         The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the
Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

|X| Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.
Massachusetts law permits a shareholder of a business trust (such as the Fund)
to be held personally liable as a "partner" under certain circumstances.
However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

         The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its
Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund and that the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of
Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

         The Board of Trustees has an Audit Committee, a Review Committee and a
Governance Committee. Each committee is comprised solely of Trustees who are not
"interested persons" under the Investment Company Act (the "Independent
Trustees"). The members of the Audit Committee are Edward L. Cameron (Chairman),
George C. Bowen, Robert J. Malone and F. William Marshall, Jr. The Audit
Committee held six meetings during the Fund's fiscal year ended September 30,
2005. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit
Committee, outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding the Fund's internal accounting procedures and controls; (iii)
reviewing reports from the Manager's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's independent Auditors and the
Independent Trustees; (v) reviewing the independence of the Fund's independent
Auditors; and (vi) pre-approving the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

         The Review Committee is comprised solely of Independent Trustees. The members of the Review Committee are Jon S. Fossel (Chairman), Robert G. Avis,
Sam Freedman and Beverly L. Hamilton. The Review Committee held six meetings during the Fund's fiscal year ended September 30, 2005. Among other duties, as set forth in the Review Committee's Charter, the Review Committee reports and makes recommendations to the Board concerning the fees paid to the Fund's transfer agent and the Manager and the services provided to the Fund by the transfer agent and the Manager. The Review Committee also reviews the Fund's investment performance as well as the policies and procedures adopted by the
Fund to comply with the Investment Company Act and other applicable law.

         The Governance Committee is comprised solely of Independent Trustees.
The members of the Governance Committee are, Robert J. Malone (Chairman),
William Armstrong, Beverly L. Hamilton and F. William Marshall, Jr. The
Governance Committee did not hold any meetings during the Fund's fiscal year ended September 30, 2005. The Governance Committee has adopted a charter setting forth its duties and responsibilities. Among other duties, the Governance
Committee reviews and oversees the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics and the nomination of Trustees, including Independent
Trustees. The Governance Committee has adopted a process for shareholder submission of nominees for board positions. Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the
Governance Committee's consideration by mailing such information to the
Governance Committee in care of the Fund. The Governance Committee may consider such persons at such time as it meets to consider possible nominees. The
Governance Committee, however, reserves sole discretion to determine which candidates for Trustees and Independent Trustees it will recommend to the Board and/or shareholders and it may identify candidates other than those submitted by
Shareholders. The Governance Committee may, but need not, consider the advice and recommendation of the Manager and/or its affiliates in selecting nominees.
The full Board elects new Trustees except for those instances when a shareholder vote is required. Shareholders who desire to communicate with the Board should address correspondence to the Board or an individual Board member and may submit their correspondence electronically at www.oppenheimerfunds.com under the caption "contact us" or by mail to the Fund at the address below. The Governance
Committee will consider if a different process should be recommended to the
Board.
Trustees and Officers of the Fund. Except for Mr. Murphy, each of the Trustees is an Independent Trustee. All of the
Trustees are also trustees or directors of the following Oppenheimer/Centennial funds (referred to as "Board II
Funds"):

Oppenheimer Cash Reserves                                      Oppenheimer Principal Protected Trust II
Oppenheimer Capital Income Fund                                Oppenheimer Principal Protected Trust III
Oppenheimer Champion Income Fund                               Oppenheimer Real Asset Fund
Oppenheimer Equity Fund, Inc.                                  Oppenheimer Senior Floating Rate Fund
Oppenheimer High Yield Fund                                    Oppenheimer Strategic Income Fund
Oppenheimer Integrity Funds                                    Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund                            Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Funds, Inc.                            Centennial California Tax Exempt Trust
Oppenheimer Main Street Opportunity Fund                       Centennial Government Trust
Oppenheimer Main Street Small Cap Fund                         Centennial Money Market Trust
Oppenheimer Municipal Fund                                     Centennial New York Tax Exempt Trust
Oppenheimer Principal Protected Trust                          Centennial Tax Exempt Trust

         Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor.

Messrs. Steinmetz, Gillespie, Murphy, Petersen, Vandehey, Vottiero, Wixted and
Zack and Mss. Bloomberg and Ives, who are officers of the Fund, hold the same offices with one or more of the other Board II Funds. As of October 29, 2004 the
Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of any class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Board II Funds. In addition, none of the Independent
Trustees (nor any of their immediate family members) own securities of either the Manager or the Distributor of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor of the
Board II Funds.

         Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s), and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds
("Supervised Funds"). The address of each Trustee in the chart below is 6803 S.
Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

---------------------------------------------------------------------------------------------------------------------------------------
                                                         Independent Trustees
---------------------------------------------------------------------------------------------------------------------------------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
Name, Position(s) with the     Principal Occupation(s) During the Past 5 Years; Other                Dollar Range of      Aggregate
                                                                                                                        Dollar Range
                                                                                                                          of Shares
                                                                                                                        Beneficially
                                                                                                         Shares         Owned in All
                               Trusteeships/Directorships Held; Number of Portfolios in the Fund      Beneficially       Supervised
Fund, Length of Service, Age   Complex Currently Overseen                                           Owned in the Fund       Funds
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- -----------------------------------
                                                                                                         As of December 31, 2004
------------------------------ -------------------------------------------------------------------- -----------------------------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
William L. Armstrong,          Chairman of the following private mortgage banking companies:        $0                 Over $100,000
Chairman of the Board of       Cherry Creek Mortgage Company (since 1991), Centennial State
Trustees since 2003, Trustee   Mortgage Company (since 1994), and The El Paso Mortgage Company
since 1999                     (since 1993); Chairman of the following private companies:
Age: 68                        Ambassador Media Corporation (since 1984) and Broadway Ventures
                               (since 1984); Director of the following:
                               Helmerich & Payne, Inc. (oil and gas
                               drilling/production company) (since 1992), Campus
                               Crusade for Christ (since 1991) and The Lynde and
                               Harry Bradley Foundation, Inc. (non-profit
                               organization) (since 2002); former Chairman of
                               the following: Transland Financial Services, Inc.
                               (private mortgage banking company) (1997-2003),
                               Great Frontier Insurance (insurance agency)
                               (1995-2000), Frontier Real Estate, Inc.
                               (residential real estate brokerage) (1994-2000)
                               and Frontier Title (title insurance agency)
                               (1995-2000); former Director of the following:
                               UNUMProvident (insurance company) (1991-2004),
                               Storage Technology Corporation (computer
                               equipment company) (1991-2003) and International
                               Family Entertainment (television channel)
                               (1992-1997); U.S. Senator (January 1979-January
                               1991). Oversees 38 portfolios in the
                               OppenheimerFunds complex.
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
Robert G. Avis,                Director and President of A.G. Edwards Capital, Inc. (General        $0                 Over $100,000
Trustee since 1995             Partner of private equity funds) (until February 2001); Chairman,
Age: 74                        President and Chief Executive Officer of A.G. Edwards Capital,
                               Inc. (until March 2000); Director of A.G. Edwards
                               & Sons, Inc. (brokerage company) (until 2000) and
                               A.G. Edwards Trust Company (investment adviser)
                               (until 2000); Vice Chairman and Director of A.G.
                               Edwards, Inc. (until March 1999); Vice Chairman
                               of A.G. Edwards & Sons, Inc. (until March 1999);
                               Chairman of A.G. Edwards Trust Company (until
                               March 1999) and A.G.E. Asset Management
                               (investment adviser) (until March 1999). Oversees
                               38 portfolios in the OppenheimerFunds complex.
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
George C. Bowen,               Assistant Secretary and Director of Centennial Asset Management      $10,001-$50,000    Over $100,000
Trustee since 1998             Corporation (December 1991-April 1999); President, Treasurer and
Age: 69                        Director of Centennial Capital Corporation (June 1989-April 1999);
                               Chief Executive Officer and Director of
                               MultiSource Services, Inc. (March 1996-April
                               1999); Mr. Bowen held several positions with the
                               Manager and with subsidiary or affiliated
                               companies of the Manager (September 1987-April
                               1999). Oversees 38 portfolios in the
                               OppenheimerFunds complex.
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
Edward L. Cameron,             Member of The Life Guard of Mount Vernon (George Washington          $0                 Over $100,000
Trustee since 1999             historical site) (since June 2000); Director of Genetic ID, Inc.
Age: 67                        (biotech company) (March 2001-May 2002); Partner at
                               PricewaterhouseCoopers LLP (accounting firm)
                               (July 1974-June 1999); Chairman of Price
                               Waterhouse LLP Global Investment Management
                               Industry Services Group (July 1994-June 1998).
                               Oversees 38 portfolios in the OppenheimerFunds
                               complex.
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
Jon S. Fossel,                 Director of UNUMProvident (insurance company) (since June 2002);                        Over $100,000
Trustee since 1995             Director of Northwestern Energy Corp. (public utility corporation)   Over $100,000
Age: 63                        (since November 2004); Director of P.R. Pharmaceuticals (October
                               1999-October 2003); Director of Rocky Mountain Elk Foundation
                               (non-profit organization) (February 1998-February 2003); Chairman and Director (until October 1996) and President and Chief
                               Executive Officer (until October 1995) of the Manager; President,
                               Chief Executive Officer and Director of the following: Oppenheimer
                               Acquisition Corp. ("OAC") (parent holding company of the Manager),
                               Shareholders Services, Inc. and Shareholder Financial Services,
                               Inc. (until October 1995). Oversees 38 portfolios in the
                               OppenheimerFunds complex.
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
Sam Freedman,                  Director of Colorado Uplift (charitable organization) (since         $$10,001-$50,000   Over $100,000
Trustee since 1996             September 1984). Mr. Freedman held several positions with the
Age: 65                        Manager and with subsidiary or affiliated companies of the Manager
                               (until October 1994). Oversees 38 portfolios in the
                               OppenheimerFunds complex.
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
Beverly L. Hamilton,           Trustee of Monterey Institute for International Studies              None               Over $100,000
Trustee since 2002             (educational organization) (since February 2000); Director of The
Age: 59                        California Endowment (philanthropic organization) (since April
                               2002); Director of Community Hospital of Monterey
                               Peninsula (since February 2002); Director of
                               American Funds' Emerging Markets Growth Fund,
                               Inc. (mutual fund) (since October 1991);
                               President of ARCO Investment Management Company
                               (February 1991-April 2000); Member of the
                               investment committees of The Rockefeller
                               Foundation and The University of Michigan;
                               Advisor at Credit Suisse First Boston's Sprout
                               venture capital unit (venture capital fund)
                               (1994-January 2005); Trustee of MassMutual
                               Institutional Funds (investment company)
                               (1996-June 2004); Trustee of MML Series
                               Investment Fund (investment company) (April
                               1989-June 2004); Member of the investment
                               committee of Hartford Hospital (2000-2003); and
                               Advisor to Unilever (Holland) pension fund
                               (2000-2003). Oversees 38 portfolios in the
                               OppenheimerFunds complex.
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
Robert J. Malone,              Director of Jones International University (educational              $50,001-$100,000   Over $100,000
Trustee since 2002             organization) (since August 2005); Chairman, Chief Executive
Age: 61                        Officer and Director of Steele Street State Bank (commercial banking) (since August 2003); Director of
                               Colorado UpLIFT (charitable organization) (since
                               1986); Trustee of the Gallagher Family Foundation
                               (non-profit organization) (since 2000); Former
                               Chairman of U.S. Bank-Colorado (subsidiary of
                               U.S. Bancorp and formerly Colorado National Bank)
                               (July 1996-April 1999); Director of Commercial
                               Assets, Inc. (real estate investment trust)
                               (1993-2000); Director of Jones Knowledge, Inc.
                               (2001-July 2004); and Director of U.S.
                               Exploration, Inc. (oil and gas exploration)
                               (1997-February 2004). Oversees 38 portfolios in
                               the OppenheimerFunds complex.
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
F. William Marshall, Jr.,      Trustee of MassMutual Select Funds (formerly MassMutual              $50,001-$100,000   Over $100,000
Trustee since 2000             Institutional Funds) (investment company) (since 1996) and MML
Age: 63                        Series Investment Fund (investment company) (since 1996), the
                               Springfield Library and Museum Association (museums) (since 1995)
                               and the Community Music School of Springfield (music school)
                               (since 1996); Chairman and Trustee (since 2003) and Chairman of the Investment Committee (since 1994) of the Worcester Polytech
                               Institute (private university); President and Treasurer of the SIS
                               Funds (private charitable fund) (since January 1999); Chairman of
                               SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank)
                               (January 1999-July 1999); Member of the Investment Committee of
                               the Community Foundation of Western Massachusetts (1998-2003); and
                               Executive Vice President of Peoples Heritage Financial Group, Inc.
                               (commercial bank) (January 1999-July 1999). Oversees 40 portfolios in the OppenheimerFunds complex.*
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
*    Includes two open-end investment companies: MassMutual Select Funds and MML
     Series Investment Fund. In accordance with the instructions for Form N-1A, for purposes of this section only, MassMutual Select Funds and MML Series
     Investment Fund are included in the "Fund Complex." The Manager does not consider MassMutual Select Funds and MML Series Investment Fund to be part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.

The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street,
11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term and as an officer for an annual term, or until his resignation, retirement, death or removal. Mr. Murphy is an "Interested Trustee" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. Mr. Murphy was elected as a Trustee of the Fund with the understanding that in the event he ceases to be the chief executive officer of the Manager, he will resign as a
Trustee of the Fund and the other Board II Funds (defined below) for which he is a director or trustee.

--------------------------------------------------------------------------------------------------------------------------------------
                                                   Interested Trustee and Officer
--------------------------------------------------------------------------------------------------------------------------------------
------------------------------ -------------------------------------------------------------------- ----------------- ----------------
Name, Position(s) Held with    Principal Occupation(s) During the Past 5 Years; Other               Dollar Range of      Aggregate
                                                                                                                       Dollar Range
                                                                                                         Shares          Of Shares
                                                                                                      Beneficially     Beneficially
the                                                                                                   Owned in the   olOwned in All
[Fund/Trust/Portfolios/Funds], Trusteeships/Directorships Held; Number of Portfolios in the Fund    [Fund/Trust/Portf   Supervised
Length of Service, Age         Complex Currently Overseen                                                Funds]            Funds
------------------------------ -------------------------------------------------------------------- ----------------- ----------------
------------------------------ -------------------------------------------------------------------- ----------------------------------
                                                                                                         As of December 31, 2004
------------------------------ -------------------------------------------------------------------- ----------------------------------
------------------------------ -------------------------------------------------------------------- ----------------- ----------------
John V. Murphy,                Chairman, Chief Executive Officer and Director (since June 2001)     $10,001-$50,000   Over $100,000
President and Trustee since    and President (since September 2000) of the Manager; President and
2001                           director or trustee of other Oppenheimer funds; President and
Age: 56                        Director of OAC and of Oppenheimer Partnership Holdings, Inc.
                               (holding company subsidiary of the Manager)
                               (since July 2001); Director of OppenheimerFunds
                               Distributor, Inc. (subsidiary of the Manager)
                               (since November 2001); Chairman and Director of
                               Shareholder Services, Inc. and of Shareholder
                               Financial Services, Inc. (transfer agent
                               subsidiaries of the Manager) (since July 2001);
                               President and Director of OppenheimerFunds Legacy
                               Program (charitable trust program established by
                               the Manager) (since July 2001); Director of the
                               following investment advisory subsidiaries of the
                               Manager: OFI Institutional Asset Management,
                               Inc., Centennial Asset Management Corporation,
                               Trinity Investment Management Corporation and
                               Tremont Capital Management, Inc. (since November
                               2001), HarbourView Asset Management Corporation
                               and OFI Private Investments, Inc. (since July
                               2001); President (since November 2001) and
                               Director (since July 2001) of Oppenheimer Real
                               Asset Management, Inc.; Executive Vice President
                               of Massachusetts Mutual Life Insurance Company
                               (OAC's parent company) (since February 1997);
                               Director of DLB Acquisition Corporation (holding
                               company parent of Babson Capital Management LLC)
                               (since June 1995); Member of the Investment
                               Company Institute's Board of Governors (since
                               October 3, 2003); Chief Operating Officer of the
                               Manager (September 2000-June 2001); President and
                               Trustee of MML Series Investment Fund and
                               MassMutual Select Funds (open-end investment
                               companies) (November 1999-November 2001);
                               Director of C.M. Life Insurance Company
                               (September 1999-August 2000); President, Chief
                               Executive Officer and Director of MML Bay State
                               Life Insurance Company (September 1999-August
                               2000); Director of Emerald Isle Bancorp and
                               Hibernia Savings Bank (wholly-owned subsidiary of
                               Emerald Isle Bancorp) (June 1989-June 1998).
                               Oversees 77 portfolios as an officer and director
                               or trustee and 10 additional portfolios as an
                               officer in the OppenheimerFunds complex.
------------------------------ -------------------------------------------------------------------- ----------------- ----------------

The addresses of the officers in the chart below are as follows: for Messrs. Steinmetz, Gillespie and Zack and Ms.
Bloomberg, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Petersen,
Vandehey, Vottiero, and Wixted and Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an indefinite term or until his or her resignation, retirement death or removal.

---------------------------------------------------------------------------------------------------------------------------------
                                                   Other Officers of the Fund
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Name, Position(s) Held with the    Principal Occupation(s) During Past 5 Years
Fund, Length of Service, Age
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Arthur P. Steinmetz, Senior Vice President of the Manager (since March 1993 and of HarbourView Asset Management Vice President and Portfolio Corporation (since
March 2000); an officer of 4 portfolios in the OppenheimerFunds complex.
Manager since 2004

Age: 46
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Mark S. Vandehey,                  Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Vice
Vice President and Chief           President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and
Compliance Officer since 2004      Shareholder Services, Inc. (since June 1983); Vice President and Director of Internal Audit
Age: 55                            of the Manager (1997-February 2004). An officer of 87 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Brian W. Wixted,                   Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the
Treasurer since 1999               following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc.,
Age: 46                            Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and Oppenheimer
                                   Partnership Holdings, Inc. (since March
                                   1999), OFI Private Investments, Inc. (since
                                   March 2000), OppenheimerFunds International
                                   Ltd. and OppenheimerFunds plc (since May
                                   2000), OFI Institutional Asset Management,
                                   Inc. (since November 2000), and
                                   OppenheimerFunds Legacy Program (since June
                                   2003); Treasurer and Chief Financial Officer
                                   of OFI Trust Company (trust company
                                   subsidiary of the Manager) (since May 2000);
                                   Assistant Treasurer of the following: OAC
                                   (since March 1999), Centennial Asset
                                   Management Corporation (March 1999-October
                                   2003) and OppenheimerFunds Legacy Program
                                   (April 2000-June 2003); Principal and Chief
                                   Operating Officer of Bankers Trust
                                   Company-Mutual Fund Services Division (March
                                   1995-March 1999). An officer of 87 portfolios
                                   in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Brian Petersen,                    Assistant Vice President of the Manager (since August 2002); Manager/Financial Product
Assistant Treasurer since 2004     Accounting of the Manager (November 1998-July 2002). An officer of 87 portfolios in the
Age: 35                            OppenheimerFunds complex.

---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Philip F. Vottiero,                Vice President/Fund Accounting of the Manager (since March 2002); Vice President/Corporate
Assistant Treasurer since 2002     Accounting of the Manager (July 1999-March 2002); Chief Financial Officer of Sovlink
Age: 42                            Corporation (April 1996-June 1999). An officer of 87 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Robert G. Zack,                    Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Secretary since 2001               Manager; General Counsel and Director of the Distributor (since December 2001); General
Age: 57                            Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice
                                   President and General Counsel of HarbourView Asset Management Corporation (since December
                                   2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary
                                   (since September 1997) and Director (since November 2001) of OppenheimerFunds International
                                   Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership
                                   Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc.
                                   (since November 2001); Senior Vice President, General Counsel and Director of Shareholder
                                   Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice
                                   President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust
                                   Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June
                                   2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc.
                                   (since November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003);
                                   Senior Vice President (May 1985-December 2003), Acting General Counsel (November
                                   2001-February 2002) and Associate General Counsel (May 1981-October 2001) of the Manager;
                                   Assistant Secretary of the following: Shareholder Services, Inc. (May 1985-November 2001),
                                   Shareholder Financial Services, Inc. (November 1989-November 2001), and OppenheimerFunds
                                   International Ltd. (September 1997-November 2001). An officer of 87 portfolios in the
                                   OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Lisa I. Bloomberg,                 Vice President and Associate Counsel of the Manager (since May 2004); First Vice President
Assistant Secretary since 2004     (April 2001-April 2004), Associate General Counsel (December 2000-April 2004), Corporate
Age: 37                            Vice President (May 1999-April 2001) and Assistant General Counsel (May 1999-December 2000)
                                   of UBS Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 87 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Kathleen T. Ives,                  Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October
Assistant Secretary since 2001     2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October
Age: 40                            2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation
                                   (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc.
                                   (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder
                                   Financial Services, Inc. (since December 2001); Assistant Counsel of the Manager (August
                                   1994-October 2003). An officer of 87 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Phillip S. Gillespie,              Senior Vice President and Deputy General Counsel of the Manager (since September 2004);
Assistant Secretary since 2004     First Vice President (2000-September 2004), Director (2000-September 2004) and Vice
Age: 41                            President (1998-2000) of Merrill Lynch Investment Management. An officer of 87 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------

              Remuneration of Officers and Trustees. The officer and Interested
Trustee of the Fund who are affiliated with the Manager receive no salary or fee from the Fund. The Independent Trustees received the compensation shown below from the Fund for serving as a Trustee and member of a committee (if applicable), with respect to the Fund's fiscal year ended September 30, 2004.
The total compensation, including accrued retirement benefits, from the Fund and fund complex represents compensation received for serving as a Trustee and member of a committee (if applicable) of the boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31,
2003.

-------------------------------------------------- -------------------------------- -------------------------------
Trustee Name and Other Fund Position(s) (as          Aggregate Compensation from     Total Compensation From Fund
                                                                                       and Fund Complex Paid to
applicable) Fund(1) Trustees*
-------------------------------------------------- -------------------------------- -------------------------------
-------------------------------------------------- --------------------------------- ------------------------------
William L. Armstrong                                            $4,020                         $118,649
Chairman of the Board and
Governance Committee Member
-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------
Robert G. Avis                                                  $2,651                         $101,499
Review Committee Member
-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------
George C. Bowen                                                 $2,651                         $101,499
Audit Committee Member
-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------
Edward L. Cameron                                               $3,047                         $115,503
Audit Committee Chairman
-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------
Jon S. Fossel                                                   $3,047                         $115,503
Review Committee Chairman
-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------
Sam Freedman                                                    $2,651                         $101,499
Review Committee Member
-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------
Beverly Hamilton
Governance Committee Member and Review Committee              $2,651(2)                     $150,542 (3,4)
Member
-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------
Robert J. Malone
Governance Committee Chairman and                             $2,651(5)                       $100,179(3)
Audit Committee Member
-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------
F. William Marshall, Jr.
Audit Committee Member and Governance Committee                 $2,651                        $149,499(6)
Member
-------------------------------------------------- --------------------------------- ------------------------------
Effective December 15, 2003, James C. Swain, retired as Trustee from the Board
II Funds. For the fiscal year ended September 30, 2004, Mr. Swain received $714 aggregate compensation from the Fund. For the calendar year ended December 31,
2003, Mr. Swain received $178,000, in total compensation from all of the
Oppenheimer funds for which he served as Trustee or Director.
1. Aggregate Compensation from Fund includes fees and deferred compensation, if any, for a Trustee. 2. Includes $2,651 deferred under Deferred Compensation Plan described below. 3. Total compensation for Mrs. Hamilton and Mr. Malone was paid by all the Board II Funds, with the exception
     of Oppenheimer Senior Floating Rate Fund for which they currently do not serve as Trustees (total of 37 Oppenheimer funds at December 31, 2003).
4.   Includes $50,363 compensation (of which 100% was deferred under a deferred compensation plan) paid to Mrs. Hamilton for serving as a trustee by two open-end investment companies (MassMutual Institutional Funds and MML
     Series Investment Fund) the investment adviser for which is the indirect parent company of the Fund's Manager. The Manager also serves as the
     Sub-Advisor to the MassMutual International Equity Fund, a series of
     MassMutual Institutional Funds.
5.   Includes $2,651 deferred under Deferred Compensation Plan described below.
6.   Includes $48,000 compensation paid to Mr. Marshall for serving as a trustee by two open-end investment companies (MassMutual Institutional Funds and
     MML Series Investment Fund) the investment adviser for which is the indirect parent company of the Fund's Manager. The Manager also serves as the Sub-Advisor to the MassMutual International Equity Fund, a series of
     MassMutual Institutional Funds.

|X| Deferred Compensation Plan For Trustees. The Board of Trustees has adopted a
Deferred Compensation Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the
Trustee under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

         Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, the Fund may invest in the funds selected by the Trustees under the plan without shareholder approval for the limited purpose of determining the value of the
Trustees' deferred compensation account.

|X| Major Shareholders. As of October 29, 2004, the only persons who owned of record or were known by the Fund to own beneficially 5% or more of the Fund's outstanding securities of any class were the following:

         Charles Schwab & Co. Inc., Special Custody Acct for the Exclusive
         Benefit of Customers, 101 Montgomery Street, San Francisco, CA 94104,
         which owned 48,459,738.155, Class A shares (21.97% of the Class A shares then outstanding).

         Merrill Lynch, Pierce, Fenner & Smith, Attn #97G33, 4800 Deer Lake
         Drive, E., Floor 3, Jacksonville, FL 32246, which owned 22,930,303.872
         Class A shares (10.39% of the Class A shares then outstanding).

         Citigroup Global Markets, Inc., 333 West 34th Street, 7th Floor, New
         York, NY 10001-2483, which owned 6,664,052.799 Class C shares (15.20%
         of the Class C shares then outstanding).

         Merrill Lynch, Pierce, Fenner & Smith, Attn #97G35, 4800 Deer Lake
         Drive, E., Floor 3, Jacksonville, FL 32246, which owned 5,256,101.659
         Class C shares (11.99% of the Class C shares then outstanding).

         Wells Fargo Bank NA, FBO WF Wealthbuilder Growth Balanced Portfolio;
         13357300, PO Box 1533, Minneapolis, MN 55480-1533, which owned
         2,532,501.691 Class Y shares (83.71% of the Class Y shares then outstanding).

         IBT & CO Cust OppenheimerFunds Cap Accumu Plan, 200 Clarendon Street,
         FL 16, Boston MA 02116-5048, which owned 481,702.089 Class Y shares
         (15.92% of the Class Y shares then outstanding).

         UMB Bank NA, Cust, AMFO & Co, FBO 320 Pooled, 1010 Grand Blvd, Kansas
         City, MO 64106-2202, which owned 884,861.966 Class N Shares (25.76% of shares then outstanding).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by
Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

|X| Code of Ethics. The Fund, the Manager and the Distributor have a Code of
Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls.
Compliance with the Code of Ethics is carefully monitored and enforced by the
Manager.

         The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference
Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of
Ethics can also be viewed as part of the Fund's registration statement on the
SEC's EDGAR database at the SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following
E-mail address: publicinfo@sec.gov., or by writing to the SEC's Public Reference
Section, Washington, D.C. 20549-0102.

Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting Policies and
Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. The Fund's primary consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund's Portfolio Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and
Procedures include provisions to address conflicts of interest that may arise between the Fund and the Manager or the Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the
Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such conflicts by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following two procedures: (1)
if the proposal that gives rise to the conflict is specifically addressed in the
Guidelines, the Manager will vote the portfolio proxy in accordance with the
Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; and (2) if such proposal is not specifically addressed in the Guidelines or the Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent. If neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting. The Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:

o        The Fund generally votes with the recommendation of the issuer's management on routine matters, including ratification of the independent registered public accounting firm, unless circumstances indicate otherwise.
o        The Fund evaluates nominees for director nominated by management on a case-by-case basis, examining the following factors, among others:
         Composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.
o        In general, the Fund opposes anti-takeover proposals and supports the elimination, or the ability of shareholders to vote on the preservation or elimination, of anti-takeover proposals, absent unusual circumstances.
o        The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o The Fund opposes proposals to classify the board of directors. o The Fund supports proposals to eliminate cumulative voting. o The Fund opposes re-pricing of stock options without shareholder approval.
o        The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity.
         The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

         The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at
www.sec.gov.

|X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio manager of the Fund is employed by the Manager and is the person who is principally responsible for the day-to-day management of the Fund's portfolio. Other members of the
Manager's Fixed Income Portfolio Team provide the portfolio manager with counsel and support in managing the Fund's portfolio.

         The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the
Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund.
Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

         The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the
Manager during its last three fiscal years were:

         ----------------------------------- --------------------------------------------------------------
         Fiscal Year ended 9/30:                    Management Fees Paid to OppenheimerFunds, Inc.
         ----------------------------------- --------------------------------------------------------------
         ----------------------------------- --------------------------------------------------------------
                        2002                                          $1,851,525
         ----------------------------------- --------------------------------------------------------------
         ----------------------------------- --------------------------------------------------------------
                        2003                                          $3,415,246
         ----------------------------------- --------------------------------------------------------------
         ----------------------------------- --------------------------------------------------------------
                        2004                                          $7,484,558
         ----------------------------------- --------------------------------------------------------------

         The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains for any good faith errors or omissions in connection with investment, adoption of any investment policy, or the purchase, sale or retention of any security.

         The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

Portfolio Manager. The Fund's portfolio is managed by Arthur P. Steinmetz (referred to as the "Portfolio Manager").
He is the person responsible for the day-to-day management of the Fund's investments.

                Other Accounts Managed. In addition to managing the
         Fund's investment portfolio, Mr. Steinmetz also manages other investment portfolios and other accounts on behalf of the Manager or its affiliates. The following table provides information regarding the other portfolios and accounts managed by Mr. Steinmetz as of September
         30, 2005. No account has a performance-based advisory fee:

                                                 Registered Investment      Other Pooled
                                                       Companies         Investment Vehicles    Other Accounts
         --------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------
                                                           6                      3                   4
         Accounts Managed
         --------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------
                                                       $11,778.8                 $56.4              $1,018.9
         Total Assets Managed*

         *  In millions.

                As indicated above, the Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example he may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the
         Manager could have an incentive to favor the other fund or account.
         However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the portfolio manager from favoring one client over another.
         It is possible, of course, that those compliance procedures and the
         Code of Ethics may not always be adequate to do so. At different times, the Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.

Compensation of the Oppenheimer Portfolio Managers. The Fund's
         Portfolio Manager is employed and compensated by the Manager, not the
         Fund. Under the Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. The
         Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of September 30, 2005, the portfolio managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

         The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The Lipper benchmark with respect to the Fund is Lipper
         - International Income Funds. Other factors include management quality
         (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio
         Manager's compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds managed by the Portfolio
         Manager. The compensation structure of the other funds managed by the
         Portfolio Manager is the same as the compensation structure of the
         Fund, described above.

                  Ownership of Fund Shares. As of September 30, 2005, the
         Portfolio Manager beneficially owned shares of the Fund as follows:

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions.
The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment
Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of
Trustees.

      Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services to the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commission paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

         Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the investment advisory agreement also permits the Manager to consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment adviser.
Notwithstanding that authority, and with the concurrence of the Fund's Board, the Manager has determined not to consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment adviser as a factor in selecting brokers for the Fund's portfolio transactions.
However, the Manager may continue to effect portfolio transactions through brokers who sell shares of the Fund, subject to SEC rules.

|X| Brokerage Practices Followed by the Manager. Most purchases of debt obligations made by the Fund are in principal transactions at net prices.
Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless the
Manager determines that a better price or execution can be obtained by using the services of a broker. Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security.
Portfolio securities purchased from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.
The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above.
Generally, the Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

         Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise, brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

         Other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

         In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

         The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the
Manager's other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

         Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

         The Board of Trustees permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.
The Board of Trustees permits the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

         The research services provided by brokers broadens the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

         -------------------------------- -----------------------------------------------------------
             Fiscal Year Ended 9/30:           Total Brokerage Commissions Paid by the Fund(1)
         -------------------------------- -----------------------------------------------------------
         -------------------------------- -----------------------------------------------------------
                      2002                                         $34,536
         -------------------------------- -----------------------------------------------------------
         -------------------------------- -----------------------------------------------------------
                      2003                                         $81,962
         -------------------------------- -----------------------------------------------------------
         -------------------------------- -----------------------------------------------------------
                      2004                                         $250,091
         -------------------------------- -----------------------------------------------------------
1. Amounts do not include spreads or commissions on principal transactions on a net trade basis.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the
Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders.
The Distributor is not obligated to sell a specific number of shares.

      The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

--------------- ----------------------- -----------------------
Fiscal Year     Aggregate Front-End     Class A Front-End
                                        Sales Charges
Ended 9/30:     Sales Charges on        Retained by
                Class A Shares          Distributor
--------------- ----------------------- -----------------------
--------------- ----------------------- -----------------------
     2002              $452,569               $98,260(1)
--------------- ----------------------- -----------------------
--------------- ----------------------- -----------------------
     2003             $1,607,039             $328,223(1)
--------------- ----------------------- -----------------------
--------------- ----------------------- -----------------------
     2004             $3,965,257             $822,275(1)
--------------- ----------------------- -----------------------
1. Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

--------------- ----------------------- ----------------------- ------------------------ -----------------------
Fiscal Year     Concessions on Class    Concessions on Class    Concessions on Class C   Concessions on Class
Ended 9/30:     A Shares Advanced by    B Shares Advanced by    Shares Advanced by       N Shares Advanced by
                Distributor(1)          Distributor(1)          Distributor(1)           Distributor(1)
--------------- ----------------------- ----------------------- ------------------------ -----------------------
--------------- ----------------------- ----------------------- ------------------------ -----------------------
     2002              $115,077                $549,159                $128,269                  $6,626
--------------- ----------------------- ----------------------- ------------------------ -----------------------
--------------- ----------------------- ----------------------- ------------------------ -----------------------
     2003              $366,872               $1,414,536               $474,412                 $21,566
--------------- ----------------------- ----------------------- ------------------------ -----------------------
--------------- ----------------------- ----------------------- ------------------------ -----------------------
     2004              $778,522               $1,640,329              $1,505,179                $62,270
--------------- ----------------------- ----------------------- ------------------------ -----------------------
1.   The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

--------------- ----------------------- ----------------------- ------------------------ -----------------------
Fiscal    Year  Class A Contingent      Class B Contingent      Class C Contingent       Class N Contingent
                Deferred Sales          Deferred Sales                                   Deferred Sales
Ended 9/30      Charges Retained by     Charges Retained by     Deferred Sales Charges   Charges Retained by
                Distributor             Distributor             Retained by Distributor  Distributor
--------------- ----------------------- ----------------------- ------------------------ -----------------------
--------------- ----------------------- ----------------------- ------------------------ -----------------------
     2002              $11,854                 $276,434                 $7,123                   $1,255
--------------- ----------------------- ----------------------- ------------------------ -----------------------
--------------- ----------------------- ----------------------- ------------------------ -----------------------
     2003              $10,937                 $475,852                 $57,864                  $6,737
--------------- ----------------------- ----------------------- ------------------------ -----------------------
--------------- ----------------------- ----------------------- ------------------------ -----------------------
     2004              $27,674                 $353,364                $116,729                  $1,248
--------------- ----------------------- ----------------------- ------------------------ -----------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N
shares under Rule 12b-1 of the Investment Company Act. Under those plans the
Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of
Trustees, including a majority of the Independent Trustees(1), cast in person at a meeting called for the purpose of voting on that plan.

         Under the Plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the
Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments, some of which may be referred to as
"revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

         Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its
Independent Trustees specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a
"majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

         The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

         While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

         Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the
Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

         Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the
Independent Trustees.

|X| Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Board has set the rate at that level.
The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the
Distributor to reimburse itself for services under the plan, the Board has not yet done so, except in the case of the special arrangement described below, regarding grandfathered retirement accounts. The Distributor makes payments to recipients periodically at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

         With respect to purchases of Class A shares subject to a contingent deferred sales charge by certain retirement plans that purchased such shares prior to March 1, 2001 ("grandfathered retirement accounts"), the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. During the first year the shares are sold, the Distributor retains the service fee to reimburse itself for the costs of distributing the shares. After the first year shares are outstanding, the
Distributor makes service fee payments to recipients periodically on those shares. The advance payment is based on the net asset value of shares sold.
Shares purchased by exchange do not qualify for the advance service fee payment.
If Class A shares purchased by grandfathered retirement accounts are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

For the fiscal year ended September 30, 2004, payments under the Class A plan totaled $1,987,821, of which $8,959 was retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts, and included $32,472 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

|X| Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

         Each plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B,
Class C and Class N shares are purchased. After the first year Class B, Class C or Class N shares are outstanding, after their purchase, the Distributor makes service fee payments periodically on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.
Class B, Class C or Class N shares may not be purchased by an investor directly from the Distributor without the investor designating another broker-dealer of record. If the investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the asset-based sales charge paid on Class B, Class C and Class N shares. The
Distributor does not receive or retain the service fee on Class B, Class C or
Class N shares in accounts for which it is listed as the broker-dealer of record.

         The asset-based sales charge and service fees increase Class B and
Class C expenses by 1.00% and the asset-based sales charge and service fees increase Class N expenses by 0.50% of the net assets per year of the respective classes.

         The Distributor retains the asset-based sales charge on Class B and
Class N shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the
Distributor, the Distributor will pay the Class B, Class C or Class N service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concession and service fee in advance at the time of purchase.

         The asset-based sales charge on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B, Class C and Class N shares. The payments are made to the
Distributor in recognition that the Distributor: o pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o             may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o        employs personnel to support distribution of Class B, Class C and Class N shares,
o             bears the costs of sales literature, advertising and prospectuses
              (other than those furnished to current shareholders) and state
              "blue sky" registration fees and certain other distribution expenses,
o             may not be able to adequately compensate dealers that sell Class
              B, Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o             receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o             may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o             may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o             may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

         The Distributor's actual expenses in selling Class B, Class C and Class
N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B, Class C or Class N plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

 --------------------------------------------------------------------------------------------------------------------
                     Distribution Fees Paid to the Distributor in the Fiscal Year Ended 9/30/04
 --------------------------------------------------------------------------------------------------------------------
 ------------------- --------------------- ------------------------ ------------------------ ------------------------
 Class:              Total Payments        Amount Retained by       Distributor's            Distributor's
                                                                                             Unreimbursed Expenses
                                                                    Aggregate Unreimbursed   as a % of Net Assets
                     Under Plan            Distributor              Expenses Under Plan      of Class
 ------------------- --------------------- ------------------------ ------------------------ ------------------------
 ------------------- --------------------- ------------------------ ------------------------ ------------------------
 Class B Plan           $1,529,196(1)            $1,222,743               $6,272,974                  3.74%
 ------------------- --------------------- ------------------------ ------------------------ ------------------------
 ------------------- --------------------- ------------------------ ------------------------ ------------------------
 Class C Plan           $1,703,454 (2)            $995,475                $3,468,952                  1.49%
 ------------------- --------------------- ------------------------ ------------------------ ------------------------
 ------------------- --------------------- ------------------------ ------------------------ ------------------------
 Class N Plan            $53,586 (3)               $35,718                 $130,925                   0.70%
 ------------------- --------------------- ------------------------ ------------------------ ------------------------
1. Includes $10,732 paid to an affiliate of the Distributor's parent company. 2.
Includes $12,956 paid to an affiliate of the Distributor's parent company. 3.
Includes $1,190 paid to an affiliate of the Distributor's parent company.

All payments under the Class B, Class C and Class N plans are subject to the limitations imposed by the Conduct Rules of the National Association of
Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Payments to Fund Intermediaries

         Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this Statement of Additional Information. They may also receive reallowance of commissions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this Statement of Additional Information. Additionally, the Manager and/or the
Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the
Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

         Possible types of payments to financial intermediaries include, without limitation, those discussed below.

o Payments made by the Fund, or by an investor buying or selling shares of the
Fund may include:

o                   depending on the share class that the investor selects,
                    contingent deferred sales charges or initial front-end sales charges, all or a portion of which front-end sales charges are payable by the Distributor to financial intermediaries as sales commissions (see "About Your Account" in the
                    Prospectus);
o                   ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund's
                    distribution and/or service plans adopted under Rule 12b-1 under the Investment Company Act, which are paid from the
                    Fund's assets and allocated to the class of shares to which the plan relates (see "About the Fund -- Distribution and
                    Service Plans" above);
o                   shareholder servicing payments for providing omnibus
                    accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the Manager or Distributor for expenses they incur on behalf of the Fund.

o            Payments made by the Manager or Distributor out of their respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as "revenue sharing" payments, may be in addition to the payments by the Fund listed above.

o                   These types of payments may reflect compensation for
                    marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms
                    and programs, transaction processing or other services;
o                   The Manager and Distributor each may also pay other
                    compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as the NASD.
                    Payments are made based on the guidelines established by the
                    Manager and Distributor, subject to applicable law.

         These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's prospectus and this Statement of Additional
Information. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

         Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

         Revenue sharing payments can pay for distribution-related or asset retention items including, without
limitation,

o            transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
o            program support, such as expenses related to including the
             Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
o            placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

         Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

         For the year ended December 31, 2004, the following financial intermediaries that are broker-dealers offering shares of the Oppenheimer funds, and/or their respective affiliates, received revenue sharing or similar distribution-related payments from the Manager or Distributor for marketing or program support:

ADVEST INC.                                                 AEGON
A.G. Edwards & Sons, Inc                                    AIG Network
-------------------------                                   -----------
Allianz Life Insurance Company                              Allstate Life Insurance Company
-------------------------------                             -------------------------------
Ameritas Life Insurance Corporation                         American Centurian Life Insurance
-----------------------------------                         ---------------------------------
American Enterprise Life Insurance                          American Express Financial Advisors Inc.
-----------------------------------                         ----------------------------------------
American Portfolios                                         Annuity Investors Life
-------------------                                         ----------------------
AXA Advisors                                                Banc One Securities Corporation
------------                                                -------------------------------
Bank of New York                                            Cadaret Grant & Co. Inc.
----------------                                            ------------------------
Charter One Securities Inc.                                 Chase Investment Services
---------------------------                                 -------------------------
Citigroup Financial Network                                 CitiStreet
---------------------------                                 ----------
Citizens Bank of Rhode Island                               CJM Planning Corp.
-----------------------------                               ------------------
Columbus Life Insurance Company                             Commonwealth Financial Network
-------------------------------                             ------------------------------
CUNA Brokerage Services Inc.                                CUSO Financial Services, L.P.
-----------------------------                               -----------------------------
Federal Kemper                                              First Allied Securities Inc
--------------                                              ---------------------------
First Global Capital                                        GE Financial Assurance
---------------------                                       ----------------------
GlenBrook Life and Annuity Co.                              Great West Life & Annuity Co., Inc.
-------------------------------                             -----------------------------------
HD Vest                                                     Hewitt Associates
-------                                                     -----------------
HSBC Brokerage (USA) Inc.                                   ING Network
-------------------------                                   -----------
Jefferson Pilot Securities Corporation                      John Hancock Variable Life Insurance Company
--------------------------------------                      --------------------------------------------
Kemper Life Assurance Company                               Legend Equities Corporation
------------------------------                              ---------------------------
Legg Mason Wood Walker, Incorporated                        Lincoln National Life Insurance Company
------------------------------------                        ---------------------------------------
Lincoln Financial Advisors Corporation                      Lincoln Investment Planning
--------------------------------------                      ---------------------------
Linsco/Private Ledger Corp.                                 MassMutual Financial Group and affiliates
---------------------------                                 -----------------------------------------
McDonald Investments, Inc.                                  Merrill Lynch & Co., Inc. and affiliates
--------------------------                                  ----------------------------------------
Metlife and affiliates                                      Minnesota Life Insurance Company
----------------------                                      --------------------------------
Morgan Stanley DW Inc.                                      NPH Network
----------------------                                      -----------
Nationwide and affiliates                                   New York Life Securities, LLC
-------------------------                                   -----------------------------
PacLife Network                                             Park Avenue Securities LLC
---------------                                             --------------------------
Planmember Securities Corporation                           Prime Capital Services, Inc.
---------------------------------                           ----------------------------
Princor Financial Services Corporation                      Protective Life Insurance Co.
---------------------------------------                     -----------------------------
Provident Mutual Insurance Company                          Prudential Investment Management Services LLC
----------------------------------                          ---------------------------------------------
Raymond James Financial Services, Inc.                      Raymond James & Associates, Inc.
--------------------------------------                      --------------------------------
RBC Dain Rauscher Inc.                                      Securities America, Inc.
----------------------                                      ------------------------
Security Benefit Life Insurance Company                     Signator Investments
---------------------------------------                     --------------------
Sun Life Insurance Company                                  Suntrust Investment Services, Inc.
---------------------------                                 ----------------------------------
Tower Square Securities, Inc                                Travelers Life & Annuity Co., Inc.
----------------------------                                ----------------------------------
UBS Financial Services Inc.                                 Union Central Life Insurance Company
---------------------------                                 ------------------------------------
Wachovia Securities LLC                                     Wells Fargo Investments, LLC
-----------------------                                     ----------------------------

         For the year ended December 31, 2004, the following firms, which in some cases are broker-dealers, received payments from the Manager or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

   ABN AMRO                                                   ADP
   Alliance Benefit Group                                     AMVESCAP Retirement Plans
   American Stock & Transfer                                  Baden Retirement
   BCG                                                        Benefit Administration Co., LLC
   Benefit Administration, Inc.                               Benefit Plans Administrative Services
   Benetech, Inc.                                             BISYS Retirement Services
   Boston Financial Data Services                             Ceridian
   Circle Trust Company                                       Citigroup
   CitiStreet                                                 CPI
   Daily Access.Com, Inc.                                     Digital Retirement Solutions
   Dyatech                                                    ERISA Administrative Services, Inc.
   ExpertPlan.com                                             FAScore
   FBD Consulting                                             Federated Investors
   Fidelity Institutional                                     First National Bank of Omaha
   First Trust Corp.                                          Franklin Templeton
   Geller Group                                               Gold K
   Great West Financial Services Equities, Inc.               Hartford Life Insurance Co.
   ICMA - RC Services                                         In West Pension Mgmt
   Independent Plan Coordinators                              Ingham Group
   Interactive Retirement Systems, Ltd.                       Invesmart, Inc.
   Kaufman & Goble                                            Leggette & Co., Inc.
   Manulife                                                   MassMutual Financial Group and affiliates
   Matrix Settlement & Clearance Services                     Mellon HR Solutions
   Merrill Lynch & Co., Inc.                                  Metavante
   Metlife Securities Inc.                                    MFS Investment Management
   Mid Atlantic Capital Corp.                                 Milliman USA
   Morgan Stanley DW Inc.                                     National City Bank
   National Financial Services Corp.                          National Investors Services Corp.
   Nationwide Investment Service Corp.                        New York Life Investment Management, Inc.
   Northwest Plan Services                                    Pension Administration and Consulting
   PFPC, Inc.                                                 PSMI Group
   Putnam Fiduciary Trust Company                             Quads Trust Company
   RSM McGladrey                                              SAFECO
   Charles Schwab & Co., Inc.                                 Security Trust Company
   Sentinel / National Life                                   Standard Insurance Co
   Stanley, Hunt, Dupree & Rhine                              State Street Bank & Trust Company
   Suntrust Investment Services, Inc.                         Swerdlin & Co.
   T. Rowe Price Brokerage Services, L.P.                     Taylor, Perky & Parker, LLC
   The 401k Company                                           The Investment Center, Inc.
   Trusource                                                  Union Bank and Trust Co.
   USI Consulting Group                                       Vanguard Group
   Web401K.com                                                Wilmington Trust Company

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "standardized yield,"
"dividend yield," "cumulative total return," "average annual total return,"
"average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below.
The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's
Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

         The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

         Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the
Fund's performance information as a basis for comparison with other investments:
o             Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's
              performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o             The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
o An investment in the Fund is not insured by the FDIC or any other government agency.
o             The principal value of the Fund's shares, its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
o When an investor's shares are redeemed, they may be worth more or less than their original cost. o Yields and total returns for any given past period represent historical performance information and are
              not, and should not be considered, a prediction of future yields or returns.

         The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

|X| Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

o Standardized Yield. The "standardized yield" (sometimes referred to just as
"yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

         Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

    Standardized Yield         = 2[(   a - b   +1)(6)     -1 ]
                                      --------
                                        cd

         The symbols above represent the following factors:
         a =   dividends and interest earned during the 30-day period.
         b =   expenses accrued for the period (net of any expense assumptions).
         c     = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
         d     = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

         The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

o Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

                      Dividend Yield = dividends paid x 12/maximum offering price (payment date)

         The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B, Class C and Class N shares is the net asset value per share, without considering the effect of contingent deferred sales charges. There is no sales charge on Class Y shares. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

   --------------------------------------------------------------------------------------------------------
                           The Fund's Yields for the 30-Day Periods Ended 9/30/04
   --------------------------------------------------------------------------------------------------------
   ---------------- ------------------------------------------- -------------------------------------------
   Class of Shares              Standardized Yield                            Dividend Yield
   ---------------- ------------------------------------------- -------------------------------------------
   ---------------- --------------------- --------------------- --------------------- ---------------------
                          Without                After                Without                After
                           Sales                 Sales                 Sales                 Sales
                           Charge                Charge                Charge                Charge
   ---------------- --------------------- --------------------- --------------------- ---------------------
   ---------------- --------------------- --------------------- --------------------- ---------------------
   Class A                 2.65%                 2.52%                 2.67%                 2.55%
   ---------------- --------------------- --------------------- --------------------- ---------------------
   ---------------- --------------------- --------------------- --------------------- ---------------------
   Class B                 1.74%                  N/A                  1.86%                  N/A
   ---------------- --------------------- --------------------- --------------------- ---------------------
   ---------------- --------------------- --------------------- --------------------- ---------------------
   Class C                 1.87%                  N/A                  1.92%                  N/A
   ---------------- --------------------- --------------------- --------------------- ---------------------
   ---------------- --------------------- --------------------- --------------------- ---------------------
   Class N                 2.21%                  N/A                  2.27%                  N/A
   ---------------- --------------------- --------------------- --------------------- ---------------------
   ---------------- --------------------- --------------------- --------------------- ---------------------
   Class Y                  N/A                   N/A                   N/A                   N/A
   ---------------- --------------------- --------------------- --------------------- ---------------------

         |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The
Fund uses standardized calculations for its total returns as prescribed by the
SEC. The methodology is discussed below.

              In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period. For Class
N shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period, and total returns for the periods prior to 03/01/01 (the inception date for Class N shares) are based on the Fund's Class A returns, adjusted to reflect the higher Class N 12b-1 fees. There is no sales charge on
Class Y shares.

o Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value
("ERV" in the formula) of that investment, according to the following formula:

ERV   l/n      - 1     Average Annual Total Return
  P

o Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD   l/n       - 1   = Average Annual Total Return (After Taxes on Distributions)
---
  P

o Average Annual Total Return (After Taxes on Distributions and Redemptions).
The "average annual total return (after taxes on distributions and redemptions)"
of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes
(calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below)
held for a number of years ("n" in the formula) to achieve an ending value
("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR    l/n      - 1    = Average Annual Total Return (After Taxes on Distributions and Redemptions)
---
  P

o Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.
Cumulative total return is determined as follows:

    ERV - P        = Total Return
----------------
       P
Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B, Class C or Class N shares. There is no sales charge on Class Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

---------------------------------------------------------------------------------------------------------------------
                         The Fund's Total Returns for the Periods Ended September 30, 2004
---------------------------------------------------------------------------------------------------------------------
------------- --------------------------- ---------------------------------------------------------------------------
Class     of  Cumulative Total Returns                           Average Annual Total Returns
Shares        (Life of Class)
------------- --------------------------- ---------------------------------------------------------------------------
------------- --------------------------- ------------------------ ------------------------ -------------------------
                                                  1-Year                   5-Year                Life of Class
                                                                     (or life of Class)
------------- --------------------------- ------------------------ ------------------------ -------------------------
------------- ------------ -------------- ------------ ----------- ------------ ----------- ------------ ------------
              After        Without        After        Without     After        Without     After        Without
              Sales        Sales Charge   Sales        Sales       Sales        Sales       Sales        Sales
              Charge                      Charge       Charge      Charge       Charge      Charge       Charge
------------- ------------ -------------- ------------ ----------- ------------ ----------- ------------ ------------
------------- ------------ -------------- ------------ ----------- ------------ ----------- ------------ ------------
Class A(1)      133.62%       145.28%        6.26%       11.56%      11.66%       12.76%       9.56%       10.14%
------------- ------------ -------------- ------------ ----------- ------------ ----------- ------------ ------------
------------- ------------ -------------- ------------ ----------- ------------ ----------- ------------ ------------
Class B(2)      134.40%       134.40%        5.66%       10.66%      11.61%       11.87%       9.60%        9.60%
------------- ------------ -------------- ------------ ----------- ------------ ----------- ------------ ------------
------------- ------------ -------------- ------------ ----------- ------------ ----------- ------------ ------------
Class C(3)      128.21%       128.21%        9.75%       10.75%      11.89%       11.89%       9.29%        9.29%
------------- ------------ -------------- ------------ ----------- ------------ ----------- ------------ ------------
------------- ------------ -------------- ------------ ----------- ------------ ----------- ------------ ------------
Class N(4)      58.24%        58.24%        10.00%       11.00%      13.68%       13.68%        N/A          N/A
------------- ------------ -------------- ------------ ----------- ------------ ----------- ------------ ------------
------------- ------------ -------------- ------------ ----------- ------------ ----------- ------------ ------------
Class Y(5)       0.92%         0.92%          N/A         N/A          N/A         N/A          N/A          N/A
------------- ------------ -------------- ------------ ----------- ------------ ----------- ------------ ------------
1. Inception of Class A: 6/15/95 2. Inception of Class B: 6/15/95 3. Inception
of Class C: 6/15/95 4. Inception of Class N: 3/01/01 5. Inception of Class Y:
9/27/04

------------------------------------------------------------------------------------------------------------
                   Average Annual Total Returns for Class A Shares (After Sales Charge)
                                 For the Periods Ended September 30, 2004
------------------------------------------------------------------------------------------------------------
------------------------------------------ --------------------- --------------------- ---------------------
                                                  1-Year                5-Year            Life of Class
------------------------------------------ --------------------- --------------------- ---------------------
------------------------------------------ --------------------- --------------------- ---------------------
After Taxes on Distributions                      4.27%                 9.98%                6.55%(1)
------------------------------------------ --------------------- --------------------- ---------------------
------------------------------------------ --------------------- --------------------- ---------------------
After Taxes on Distributions and                  4.00%                 9.03%                6.24%(1)
Redemption of Fund Shares
------------------------------------------ --------------------- --------------------- ---------------------
     1. Inception date of Class A: 6/15/95

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of
Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

         |X| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes
"peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

|X|      Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates mutual funds in their specialized market sector. [The Fund is ranked among international bond funds.

         Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM) based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next
22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar
Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

         |X| Performance Rankings and Comparisons by Other Entities and
Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's,
or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the
Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

         Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills.
However, the Fund's returns and share price are not guaranteed or insured by the
FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.
Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

         From time to time, the Fund may publish rankings or ratings of the
Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

         From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example, o information about the performance of certain securities or commodities markets or segments of those markets,
o        information about the performance of the economies of particular countries or regions,
o        the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o        the availability of different types of securities or offerings of securities,
o        information relating to the gross national or gross domestic product of the United States or other countries or regions,
o        comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset
Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of the New York Stock Exchange
(the "NYSE"). The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the
ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this
Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals                               Oppenheimer Limited Term Municipal Fund
Oppenheimer AMT-Free New York Municipals                      Oppenheimer Main Street Fund
Oppenheimer Balanced Fund                                     Oppenheimer Main Street Opportunity Fund
Oppenheimer Core Bond Fund                                    Oppenheimer Main Street Small Cap Fund
Oppenheimer California Municipal Fund                         Oppenheimer MidCap Fund
Oppenheimer Capital Appreciation Fund                         Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Income Fund                               Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Champion Income Fund                              Oppenheimer Principal Protected Main Street Fund
Oppenheimer Convertible Securities Fund                       Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Developing Markets Fund                           Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Disciplined Allocation Fund                       Oppenheimer Quest Balanced Fund
Oppenheimer Discovery Fund                                    Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Dividend Growth Fund                              Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Emerging Growth Fund                              Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Technologies Fund                        Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund                                   Oppenheimer Real Asset Fund
Oppenheimer Equity Fund, Inc.                                 Oppenheimer Real Estate Fund
Oppenheimer Global Fund                                       Oppenheimer Rochester National Municipals
Oppenheimer Global Opportunities Fund                         Oppenheimer Select Value Fund
Oppenheimer Gold & Special Minerals Fund                      Oppenheimer Senior Floating Rate Fund
Oppenheimer Growth Fund                                       Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer High Yield Fund                                   Oppenheimer Strategic Income Fund
Oppenheimer International Bond Fund                           Oppenheimer Total Return Bond Fund
Oppenheimer International Diversified Fund                    Oppenheimer U.S. Government Trust
Oppenheimer International Growth Fund                         Oppenheimer Value Fund
Oppenheimer International Small Company Fund                  Limited-Term New York Municipal Fund
Oppenheimer International Value Fund                          Rochester Fund Municipals
Oppenheimer Limited Term California Fund                      Oppenheimer Portfolio Series:
                                                                  Active Allocation Fund
                                                                  Aggressive Investor Fund
                                                                  Conservative Investor Fund
Oppenheimer Limited-Term Government Fund                          Moderate Investor Fund
And the following money market funds:

Oppenheimer Cash Reserves                                     Centennial Money Market Trust
Oppenheimer Money Market Fund, Inc.                           Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust                        Centennial Tax Exempt Trust
Centennial Government Trust

         There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds.
Under certain circumstances described in this Statement of Additional
Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent ("Letter"), you can reduce the sales charge rate that applies to your purchases of Class A shares if you purchase
Class A, Class B or Class C shares of the Fund or other Oppenheimer funds during a 13-month period. The total amount of your purchases of Class A, Class B and
Class C shares will determine the sales charge rate that applies to your Class A share purchases during that period. You can choose to include purchases that you made up to 90 days before the date of the Letter. Class A shares of Oppenheimer
Money Market Fund and Oppenheimer Cash Reserves on which you have not paid a sales charge and any Class N shares you purchase, or may have purchased, will not be counted towards satisfying the purchases specified in a Letter.

         A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of Class A, Class B and Class
C shares of the Fund and other Oppenheimer funds during a 13-month period (the
"Letter period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or capital gains distributions and purchases made at net asset value
(i.e. without a sales charge) do not count toward satisfying the amount of the
Letter.

                  Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that would apply to a single lump-sum purchase of shares in the amount intended to be purchased under the
Letter.

         In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow,"
below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow.
Also, the investor agrees to be bound by the terms of the Prospectus, this
Statement of Additional Information and the application used for a Letter. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters.

         If the total eligible purchases made during the Letter period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the
Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

         The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype
401(k) plans under a Letter. If the intended purchase amount under a Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

         In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing any purchase orders for the investor during the Letter period. All of such purchases must be made through the Distributor.

         |X|  Terms of Escrow That Apply to Letters of Intent.

         1. Out of the initial purchase (or subsequent purchases if necessary)
made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the
Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2. If the total minimum investment specified under the Letter is completed within the 13-month Letter period, the escrowed shares will be promptly released to the investor.

         3. If, at the end of the 13-month Letter period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the
Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include: (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B and Class C shares of other Oppenheimer funds acquired subject to a contingent deferred sales
                  charge, and
(c)               Class A, Class B or Class C shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer
                  funds that were acquired subject to a Class A initial or
                  contingent deferred sales charge or (2) Class B or Class C shares of one of the other Oppenheimer funds that were
                  acquired subject to a contingent deferred sales charge.

         6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset
Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November
1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

         If you make payments from your bank account to purchase shares of the
Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

         Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period
(approximately 10 days) after receipt of your instructions to implement them.
The Fund reserves the right to amend, suspend or discontinue offering Asset
Builder plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charges or at reduced sales charge rates, as described in Appendix C to this Statement of Additional Information. Certain special sales charge arrangements described in Appendix C apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch
Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $1 million in assets invested in applicable investments
(other than assets invested in money market funds), then the retirement plan may purchase only Class C shares of the Oppenheimer funds. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has
$1 million or more in assets but less than $5 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class N shares of the Oppenheimer funds.
If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has $5 million or more in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class A shares of the Oppenheimer funds.

         OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant level accounts of a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid)
causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the
Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B,
Class C or Class N shares and the dividends payable on Class B, Class C or Class
N shares will be reduced by incremental expenses borne solely by that class.
Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

         The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B,
Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class
N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

         The Distributor will not accept purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

         Class B, Class C or Class N shares may not be purchased by an investor directly from the Distributor without the investor designating another registered broker-dealer.

         Class A Shares Subject to a Contingent Deferred Sales Charge. For
purchases of Class A shares at net asset value whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the
Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on purchases of Class A shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

         |X| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class
B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         |X| Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following: o to all rollover
IRAs (including SEP IRAs and SIMPLE IRAs), o to all rollover contributions made to Individual 401(k) plans, Profit-Sharing Plans and Money Purchase
                  Pension Plans,
o to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and Ascender retirement plans, o to all trustee-to-trustee IRA transfers, o to all 90-24 type
403(b) transfers, o to Group Retirement Plans (as defined in Appendix C to this
Statement of Additional Information) which have
                  entered into a special agreement with the Distributor for that purpose, o to Retirement Plans qualified under Sections 401(a) or 401(k) of the
Internal Revenue Code, the
                  recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o        to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the
                  Oppenheimer funds is $500,000 or more,
o to Retirement Plans with at least 100 eligible employees or $500,000 or more in plan assets, o to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds
                  of Class A shares of one or more Oppenheimer funds, and
o                 to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the
                  broker-dealer or financial advisor and the Distributor for that purpose.

         The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:
              purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds
                  (other than rollovers from an OppenheimerFunds-sponsored
                  Pinnacle or Ascender 401(k) plan to any IRA invested in the
                  Oppenheimer funds),
              purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k)
                  plan to any IRA invested in the Oppenheimer funds), and
              on  purchases of Class N shares by an OppenheimerFunds-sponsored
                  Pinnacle or Ascender 401(k) plan made with the redemption
                  proceeds of Class A shares of one or more Oppenheimer funds.

         No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

         |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

         The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, fees to unaffiliated
Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

         Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses
(to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance
Fee" is assessed on each Fund account with a share balance valued under $500.
The Minimum Balance Fee is automatically deducted from each such Fund account in
September.

         Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees. These exceptions are subject to change: o A fund account whose shares were acquired after September 30th of the prior year; o A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to
                  Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;
o Accounts of shareholders who elect to access their account documents electronically via eDoc Direct; o A fund account that has only certificated shares and, has a balance below $500 and is being escheated; o Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system; o
Accounts held under the Oppenheimer Legacy Program and/or holding certain
Oppenheimer Variable Account
                  Funds;
o        Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Recordkeeper Pro and
                  Pension Alliance Retirement Plan programs; and
o                 A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

         To access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com or call
1.888.470.0862 for instructions.

         The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00
p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this Statement of Additional Information mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change)
states that it will close on New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day. It may also close on other days.

         Dealers other than NYSE members may conduct trading in certain securities on days on which the NYSE is closed (including weekends and holidays)
or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of the NYSE.

         Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of the NYSE, will not be reflected in the
Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the
Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the
Board at its next ensuing meeting

         |X| Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows: o Equity securities traded on a U.S. securities exchange or on NASDAQ(R) are valued as follows: (1) if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ(R), as applicable, on that day, or
(2)                   if last sale information is not available on a valuation
                      date, they are valued at the last reported sale price
                      preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation
                      date.
o Equity securities traded on a foreign securities exchange generally are valued in one of the following ways: (1) at the last sale price available to the pricing service approved by the Board of Trustees, or (2) at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3)                   at the mean between the "bid" and "asked" prices obtained
                      from the principal exchange on which the security is
                      traded or, on the basis of reasonable inquiry, from two
                      market makers in the security.
o Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o The following securities are valued at the mean between the "bid" and "asked"
prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)      debt instruments that have a maturity of more than 397 days when issued,
(2)      debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)      non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts: (1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less. o Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid"
and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

         In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the
Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity.
Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities. Securities
(including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures.

         The closing prices in the New York foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

         Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ(R), as applicable, as determined by a pricing service approved by the Board of Trustees or by the
Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing
"bid" and "asked" prices on the principal exchange or on NASDAQ(R) on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ(R) on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ(R), it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked"
price is available.

         When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted
("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to United Missouri Bank (the "Bank") for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check.
This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's custodian bank. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time. The Fund will provide you notice whenever it is required to do so by applicable law.

         In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs: (1) for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that
              account;
(2)           for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly
              authorized to act on behalf of the registered owner(s);
(3)           authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4)           specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and
              redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the application, as applicable;
(5)      understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the
              Fund's bank; and
(6)           acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of
              checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption.
In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.]

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of: o Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

         The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.
Reinvestment will be at the net asset value next computed after the Transfer
Agent receives the reinvestment order. The shareholder must ask the Transfer
Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C, Class N or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

         Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of
Fund shares on which a sales charge was paid are reinvested in shares of the
Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the
Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

         The Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any
90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge.
It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

         If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B,
Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from
OppenheimerFunds-sponsored IRAs, SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to
"Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its
address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (1) state the reason for the distribution; (2) state the owner's awareness of tax penalties if the distribution is premature; and (3) conform to the requirements of the plan and the Fund's other redemption requirements.

         Participants (other than self-employed plan sponsors) in
OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the
Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

         Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents
(available from the Transfer Agent) must be completed and submitted to the
Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal
Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer
Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the
Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of the NYSE on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the NYSE closes. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m.).

         Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares
(having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.
Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

         Payments are normally made by check, but shareholders having
AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic
Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer
Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

         The Fund cannot guarantee receipt of a payment on the date requested.
The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on
Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B,
Class C and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in Appendix C to this
Statement of Additional Information).

         By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below.
These provisions may be amended from time to time by the Fund and/or the
Distributor. When adopted, any amendments will automatically apply to existing
Plans.

         |X| Automatic Exchange Plans. Shareholders can authorize the Transfer
Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50.
Instructions should be provided on the OppenheimerFunds application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange
Shares" in the Prospectus and below in this Statement of Additional Information.

         Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

         The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

         For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

         Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

         The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the
Planholder.

         The Planholder may terminate a plan at any time by writing to the
Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a plan. The Transfer Agent will also terminate a plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

         If the Transfer Agent ceases to act as transfer agent for the Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

     The following funds only offer Class A shares:
     Centennial America Fund, L.P.                                Centennial Money Market Trust
     Centennial California Tax Exempt Trust                       Centennial New York Tax Exempt Trust
     Centennial Government Trust                                  Centennial Tax Exempt Trust

     The following funds do not offer Class N shares:
     Limited Term New York Municipal Fund                         Oppenheimer New Jersey Municipal Fund
     Oppenheimer AMT-Free Municipals                              Oppenheimer Principal Protected Main Street Fund II
     Oppenheimer AMT-Free New York Municipals                     Oppenheimer Pennsylvania Municipal Fund
     Oppenheimer California Municipal Fund                        Oppenheimer Rochester National Municipals
     Oppenheimer International Value Fund                         Oppenheimer Senior Floating Rate Fund
     Oppenheimer Limited Term California Municipal Fund           Rochester Fund Municipals
     Oppenheimer Limited Term Municipal Fund
     Oppenheimer Money Market Fund, Inc.

     The following funds do not offer Class Y shares:
     Limited Term New York Municipal Fund                         Oppenheimer International Small Company Fund
     Oppenheimer AMT-Free Municipals                             Oppenheimer Limited Term Municipal Fund
     Oppenheimer AMT-Free New York Municipals                    Oppenheimer New Jersey Municipal Fund
     Oppenheimer Balanced Fund                                   Oppenheimer Pennsylvania Municipal Fund
     Oppenheimer California Municipal Fund                       Oppenheimer Principal Protected Main Street Fund
     Oppenheimer Capital Income Fund                             Oppenheimer Principal Protected Main Street Fund II
     Oppenheimer Cash Reserves                                   Oppenheimer Principal Protected Main Street Fund III
     Oppenheimer Champion Income Fund                            Oppenheimer Quest Capital Value Fund, Inc.
     Oppenheimer Convertible Securities Fund                     Oppenheimer Quest International Value Fund, Inc.
     Oppenheimer Disciplined Allocation Fund                     Oppenheimer Rochester National Municipals
     Oppenheimer Developing Markets Fund                         Oppenheimer Senior Floating Rate Fund
     Oppenheimer Gold & Special Minerals Fund                    Oppenheimer Small Cap Value Fund
     Oppenheimer International Bond Fund                         Oppenheimer Total Return Bond Fund
     Oppenheimer International Growth Fund

o        Oppenheimer Money Market Fund, Inc. only offers Class A and Class Y shares.
o Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund. o Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the
         same class of shares of other Oppenheimer funds or through
OppenheimerFunds-sponsored 401(k) plans. o Class M shares of Oppenheimer
Convertible Securities Fund may be exchanged only for Class A shares of other
         Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of
         Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o        Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o        Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.
o        Shares of Oppenheimer Principal Protected Main Street Fund may be
         exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected
         Main Street Fund until after the expiration of the warranty period
         (8/5/2010).
o        Shares of Oppenheimer Principal Protected Main Street Fund II may be
         exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected
         Main Street Fund II until after the expiration of the warranty period
         (3/3/2011).
o        Shares of Oppenheimer Principal Protected Main Street Fund III may be
         exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected
         Main Street Fund III until after the expiration of the warranty period
         (12/16/2011).

         The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

         |X| How Exchanges Affect Contingent Deferred Sales Charges. No
contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o When Class A shares of any Oppenheimer fund (other than Rochester National
Municipals and Rochester Fund Municipals) acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o When Class A shares of Rochester National Municipals and Rochester Fund
Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o If any Class A shares of another Oppenheimer fund that are exchanged for Class
A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate
Fund acquired in that exchange will be subject to the Class A Early Withdrawal
Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market
Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o Except with respect to the Class B shares described in the next two paragraphs the contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o With respect to Class B shares of Limited Term California Municipal Fund,
Limited-Term Government Fund, Limited Term Municipal Fund, Limited Term New York
Municipal Fund and Oppenheimer Senior Floating Rate Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

o With respect to Class B shares of Cash Reserves that were acquired through the exchange of Class B shares initially purchased in the Oppenheimer Capital
Preservation Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of that initial purchase.

o With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any
Oppenheimer fund.

o When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged.
Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

         Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

         |X| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account.

         |X| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

         Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

         When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic
Withdrawal Plan, will be switched to the new fund account unless you tell the
Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

         In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

         The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases.
The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the
Fund's portfolio, and expenses borne by the Fund or borne separately by a class.
Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are expected to be lower than dividends on Class A and Class Y shares.
That is because of the effect of the asset-based sales charge on Class B, Class
C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

         Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc.
Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The
federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

         The tax discussion in the Prospectus and this Statement of Additional
Information is based on tax law in effect on the date of the Prospectus and this
Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

         Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income
(that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them.
This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the
Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

         The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

         To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below.
Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

         To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than
5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

         Excise Tax on Regulated Investment Companies. Under the Internal
Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

         Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

         Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the
Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in
January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

         If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

         Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The
United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

         Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

         Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required,
(2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the
Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year.

         Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

         In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares.
Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

         Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

         Ordinary income dividends that are paid by the Fund (and are deemed not
"effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary income dividends paid by the Fund.
Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year.

         If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. If the foreign person fails to provide a certification of his/her foreign status, the
Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. All income and any tax withheld (in this situation) by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

         The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.
Foreign shareholders are urged to consult their own tax advisors or the U.S.
Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S.
withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves)
may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds
Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a
division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. J.P. Morgan Chase Bank is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of
$100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP served as the Independent Registered Public Accounting Firm for the Fund. Deloitte &
Touche LLP audits the Fund's financial statements and performs other related audit services. Deloitte & Touche LLP also acts as the independent registered public accounting firm for certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by Deloitte & Touche LLP to the Fund must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER INTERNATIONAL BOND
FUND:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer International Bond Fund, including the statement of investments, as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer International Bond Fund as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
-------------------------
DELOITTE & TOUCHE LLP

Denver, Colorado
November 16, 2004

STATEMENT OF INVESTMENTS  September 30, 2004
--------------------------------------------------------------------------------

                                                                                          PRINCIPAL              VALUE
                                                                                             AMOUNT         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS--10.9%
----------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Nts., 3.75%, 7/15/09 [EUR]                              16,635,000   $     20,764,657
----------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Sr. Unsec. Nts., 2.125%, 10/9/07 [JPY]                  510,000,000          4,886,061
----------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 2.25%, 4/30/06 1,2                                                  151,000,000        150,610,722
                                                                                                      ----------------
Total U.S. Government Obligations (Cost $175,283,161)                                                      176,261,440

----------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--66.5%
----------------------------------------------------------------------------------------------------------------------
ARGENTINA--1.7%
Argentina (Republic of) Bonds:
1.389%, 5/3/05 3                                                                            396,000            389,285
1.98%, 8/3/12 3                                                                          15,620,000         11,381,294
Series PRE8, 2%, 1/3/10 4,5,6 [ARP]                                                      15,670,000          6,833,613
Series PR12, 2%, 1/3/16 4,5,6 [ARP]                                                      18,075,972          6,300,213
----------------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Disc. Bonds, 3/31/23 4,6                                            660,000            339,900
----------------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Letras del Banco Central de la Republica
Treasury Bills, 14.75%, 10/8/04 7 [ARP]                                                     412,000            138,105
----------------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Unsec. Bonds:
Series 4BR, 5%, 12/20/49 4,5 [JPY]                                                      119,000,000            281,234
Series 4RG, 5%, 12/20/49 4,5 [JPY]                                                      178,000,000            420,670
----------------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Unsec. Unsub. Bonds, Series 6RG, 5.125%,
6/14/04 4,5 [JPY]                                                                       494,000,000          1,167,477
----------------------------------------------------------------------------------------------------------------------
Buenos Aires (Province of) Bonds, Bonos de Consolidacion de Deudas,
Series PBA1, 4/1/07 4,6 [ARP]                                                             1,599,187            627,003
                                                                                                      ----------------
                                                                                                            27,878,794

----------------------------------------------------------------------------------------------------------------------
AUSTRALIA--2.9%
Queensland Treasury Corp. Unsec. Nts., Series 09G, 6%, 7/14/09 [AUD]                     62,395,000         46,371,134
----------------------------------------------------------------------------------------------------------------------
AUSTRIA--3.9%
Austria (Republic of) Nts.:
3.40%, 10/20/04 [EUR]                                                                     1,580,000          1,966,126
3.80%, 10/20/13 [EUR]                                                                    29,045,000         35,656,554
5.50%, 10/20/07 [EUR]                                                                     2,440,000          3,261,592
Series 98-1, 5%, 1/15/08 [EUR]                                                            9,795,000         12,947,585
----------------------------------------------------------------------------------------------------------------------
Austria (Republic of) Sr. Unsec. Unsub. Nts., Series 1, 5%, 7/15/12 [EUR]                 6,525,000          8,753,693
                                                                                                      ----------------
                                                                                                            62,585,550

----------------------------------------------------------------------------------------------------------------------
BELGIUM--3.7%
Belgium (Kingdom of) Bonds:
5%, 9/28/11 [EUR]                                                                         3,545,000          4,755,265
5.50%, 3/28/28 [EUR]                                                                      5,400,000          7,535,024
Series 19, 6.50%, 3/31/05 [EUR]                                                           7,460,000          9,471,529
Series 32, 3.75%, 3/28/09 [EUR]                                                          19,125,000         24,258,116
Series 35, 5.75%, 9/28/10 [EUR]                                                           9,415,000         13,084,764
                                                                                                      ----------------
                                                                                                            59,104,698

                    20 | OPPENHEIMER INTERNATIONAL BOND FUND

                                                                                          PRINCIPAL              VALUE
                                                                                             AMOUNT         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------

BRAZIL--2.7%
Brazil (Federal Republic of) Bonds, Series 15 yr., 2.125%, 4/15/09 3               $         17,648   $         17,339
----------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Debt Capitalization Bonds, Series 20 yr.,
8%, 4/15/14                                                                              27,753,602         27,458,720
----------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Nts., 12%, 4/15/10                                           2,290,000          2,739,985
----------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Unsec. Bonds, 4.75%, 4/10/07 6 [JPY]                       500,000,000          4,613,007
----------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Unsec. Unsub. Bonds:
10%, 8/7/11                                                                               1,530,000          1,696,005
11%, 2/4/10 [EUR]                                                                           840,000          1,186,740
11%, 8/17/40                                                                              5,345,200          5,998,651
Cl. B, 8.875%, 4/15/24                                                                       81,000             77,760
                                                                                                      ----------------
                                                                                                            43,788,207

----------------------------------------------------------------------------------------------------------------------
BULGARIA--0.2%
Bulgaria (Republic of) Bonds:
8.25%, 1/15/15                                                                            1,505,000          1,862,438
8.25%, 1/15/15 8                                                                          1,505,000          1,862,438
                                                                                                      ----------------
                                                                                                             3,724,876

----------------------------------------------------------------------------------------------------------------------
COLOMBIA--0.6%
Colombia (Republic of) Unsec. Unsub. Bonds, 5.50%, 4/27/05 [JPY]                        960,000,000          8,885,770
----------------------------------------------------------------------------------------------------------------------
DENMARK--0.7%
Denmark (Kingdom of) Nts., 4%, 8/15/08 [DKK]                                             61,610,000         10,584,071
----------------------------------------------------------------------------------------------------------------------
EL SALVADOR--0.1%
El Salvador (Republic of) Bonds, 7.625%, 9/21/34 8                                        1,185,000          1,220,550
----------------------------------------------------------------------------------------------------------------------
FINLAND--3.1%
Finland (Republic of) Bonds, 5.375%, 7/4/13 [EUR]                                        20,985,000         28,885,122
----------------------------------------------------------------------------------------------------------------------
Finland (Republic of) Sr. Unsec. Unsub. Bonds:
2.75%, 7/4/06 [EUR]                                                                       3,470,000          4,333,084
5%, 7/4/07 [EUR]                                                                         12,415,000         16,326,084
                                                                                                      ----------------
                                                                                                            49,544,290

----------------------------------------------------------------------------------------------------------------------
FRANCE--3.2%
France (Government of) Obligations Assimilables du Tresor Bonds:
4%, 10/25/13 [EUR]                                                                       13,960,000         17,415,169
5.50%, 10/25/07 [EUR]                                                                    12,375,000         16,544,426
5.50%, 10/25/10 [EUR]                                                                     3,080,000          4,232,637
5.75%, 10/25/32 [EUR]                                                                     5,300,000          7,722,022
----------------------------------------------------------------------------------------------------------------------
France (Government of) Treasury Nts., 5 yr., 5%, 7/12/05 [EUR]                            5,050,000          6,412,539
                                                                                                      ----------------
                                                                                                            52,326,793

                    21 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                          PRINCIPAL              VALUE
                                                                                             AMOUNT         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------

GERMANY--2.5%
Germany (Republic of) Bonds:
2%, 6/17/05 [EUR]                                                                         7,865,000   $      9,766,143
3%, 12/10/04 [EUR]                                                                        2,385,000          2,970,969
5.375%, 1/4/10 [EUR]                                                                      7,205,000          9,811,743
Series 01, 5%, 7/4/11 [EUR]                                                               9,135,000         12,273,007
Series 02, 5%, 7/4/12 [EUR]                                                               4,200,000          5,642,239
                                                                                                      ----------------
                                                                                                            40,464,101

----------------------------------------------------------------------------------------------------------------------
GREECE--4.0%
Greece (Republic of) Bonds:
5.35%, 5/18/11 [EUR]                                                                     25,040,000         34,021,060
6.50%, 1/11/14 [EUR]                                                                     14,195,000         20,846,349
----------------------------------------------------------------------------------------------------------------------
Greece (Republic of) Sr. Unsub. Bonds, 4.65%, 4/19/07 [EUR]                               6,980,000          9,072,390
                                                                                                      ----------------
                                                                                                            63,939,799

----------------------------------------------------------------------------------------------------------------------
GUATEMALA--0.0%
Guatemala (Republic of) Nts.:
10.25%, 11/8/11                                                                             525,000            614,250
10.25%, 11/8/11 8                                                                           160,000            187,200
                                                                                                      ----------------
                                                                                                               801,450

----------------------------------------------------------------------------------------------------------------------
HUNGARY--0.6%
Hungary (Government of) Bonds, Series 05/I, 8.50%, 10/12/05 [HUF]                     1,918,660,000          9,474,926
----------------------------------------------------------------------------------------------------------------------
IRELAND--4.0%
Ireland (Republic of) Treasury Bonds, 3.25%, 4/18/09 [EUR]                               52,335,000         65,027,825
----------------------------------------------------------------------------------------------------------------------
ITALY--3.2%
Italy (Republic of) Treasury Bonds:
Buoni del Tesoro Poliennali, 4%, 3/1/05 [EUR]                                             6,980,000          8,748,123
Buoni del Tesoro Poliennali, 4.25%, 2/1/19 [EUR]                                         13,785,000         16,828,266
Buoni del Tesoro Poliennali, 4.50%, 3/1/07 [EUR]                                         14,745,000         19,094,957
Buoni del Tesoro Poliennali, 5%, 10/15/07 [EUR]                                           5,125,000          6,765,687
                                                                                                      ----------------
                                                                                                            51,437,033

----------------------------------------------------------------------------------------------------------------------
IVORY COAST--0.0%
Ivory Coast (Government of) Past Due Interest Bonds, 1.90%,
3/29/18 4,5,6 [FRF]                                                                      16,007,500            527,316
----------------------------------------------------------------------------------------------------------------------
JAPAN--4.5%
Japan (Government of) Bonds, 5 yr., Series 14, 0.40%, 6/20/06 [JPY]                   7,893,800,000         72,114,956
----------------------------------------------------------------------------------------------------------------------
KOREA, REPUBLIC OF SOUTH--0.2% Korea (Republic of) Nts.:
4.25%, 6/1/13                                                                             1,445,000          1,389,006
8.875%, 4/15/08                                                                           2,160,000          2,535,300
                                                                                                      ----------------
                                                                                                             3,924,306

                    22 | OPPENHEIMER INTERNATIONAL BOND FUND

                                                                                          PRINCIPAL              VALUE
                                                                                             AMOUNT         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------

MEXICO--0.8%
Mexican Williams Sr. Nts., 2.31%, 11/15/08 3,6                                     $        500,000   $        516,875
----------------------------------------------------------------------------------------------------------------------
United Mexican States Bonds:
7.50%, 4/8/33                                                                             6,500,000          6,847,750
Series M20, 8%, 12/7/23 [MXN]                                                            43,415,000          2,935,046
----------------------------------------------------------------------------------------------------------------------
United Mexican States Unsec. Unsub. Nts., Series 6 BR, 6.75%, 6/6/06 [JPY]              205,000,000          2,050,466
                                                                                                      ----------------
                                                                                                            12,350,137

----------------------------------------------------------------------------------------------------------------------
NEW ZEALAND--0.3%
New Zealand (Government of) Bonds, 7%, 7/15/09 [NZD]                                      7,110,000          4,983,816
----------------------------------------------------------------------------------------------------------------------
NIGERIA--0.1%
Central Bank of Nigeria Gtd. Bonds, Series WW, 6.25%, 11/15/20                            1,375,000          1,285,625
----------------------------------------------------------------------------------------------------------------------
Nigeria (Federal Republic of) Promissory Nts., Series RC, 5.092%, 1/5/10                    654,554            592,311
                                                                                                      ----------------
                                                                                                             1,877,936

----------------------------------------------------------------------------------------------------------------------
PERU--0.4%
Peru (Republic of) Sr. Nts., 4.53%, 2/28/16 7                                             5,860,848          3,350,647
----------------------------------------------------------------------------------------------------------------------
Peru (Republic of) Unsec. Unsub. Bonds, 8.75%, 11/21/33                                   3,400,000          3,391,500
                                                                                                      ----------------
                                                                                                             6,742,147

----------------------------------------------------------------------------------------------------------------------
POLAND--2.7%
Poland (Republic of) Bonds:
Series 0K0805, 5.15%, 8/12/05 7 [PLZ]                                                   102,160,000         27,411,901
Series WS0922, 5.75%, 9/23/22 [PLZ]                                                      10,000,000          2,607,235
Series DS0509, 6%, 5/24/09 [PLZ]                                                         50,015,000         13,702,057
                                                                                                      ----------------
                                                                                                            43,721,193

----------------------------------------------------------------------------------------------------------------------
PORTUGAL--3.7%
Portugal (Republic of) Obrig Do Tes Medio Prazo Nts., 4.875%, 8/17/07 [EUR]               9,710,000         12,733,609
----------------------------------------------------------------------------------------------------------------------
Portugal (Republic of) Obrig Do Tes Medio Prazo Unsec. Unsub. Nts.,
5.85%, 5/20/10 [EUR]                                                                     34,195,000         47,601,510
                                                                                                      ----------------
                                                                                                            60,335,119

----------------------------------------------------------------------------------------------------------------------
RUSSIA--1.4%
Aries Vermoegensverwaltungs GmbH Unsub. Nts., Series B, 7.75%, 10/25/09 6 [EUR]           2,500,000          3,294,272
----------------------------------------------------------------------------------------------------------------------
Ministry Finance of Russian Debs.:
Series V, 3%, 5/14/08                                                                    10,615,000          9,632,348
Series VI, 3%, 5/14/06                                                                    3,590,000          3,515,867
----------------------------------------------------------------------------------------------------------------------
Russian Federation Unsub. Nts., 5%, 3/31/30 3                                             5,730,000          5,525,869
                                                                                                      ----------------
                                                                                                            21,968,356

----------------------------------------------------------------------------------------------------------------------
SPAIN--4.1%
Spain (Kingdom of) Bonds:
Bonos y Obligacion del Estado, 4.25%, 10/31/07 [EUR]                                      8,945,000         11,560,802
Bonos y Obligacion del Estado, 4.80%, 10/31/06 [EUR]                                      5,500,000          7,140,523

                    23 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                          PRINCIPAL              VALUE
                                                                                             AMOUNT         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------

SPAIN Continued
Spain (Kingdom of) Bonds: Continued
Bonos y Obligacion del Estado, 5.35%, 10/31/11 [EUR]                                     21,360,000   $     29,261,302
Bonos y Obligacion del Estado, 5.75%, 7/30/32 [EUR]                                       5,200,000          7,561,320
----------------------------------------------------------------------------------------------------------------------
Spain (Kingdom of) Treasury Bills, 2.03%, 10/22/04 7 [EUR]                                8,420,000         10,461,016
                                                                                                      ----------------
                                                                                                            65,984,963

----------------------------------------------------------------------------------------------------------------------
SWEDEN--0.6%
Sweden (Kingdom of) Bonds, Series 1043, 5%, 1/28/09 [SEK]                                65,420,000          9,471,761
----------------------------------------------------------------------------------------------------------------------
THE NETHERLANDS--3.1% Netherlands (Kingdom of the) Bonds:
3.75%, 7/15/09 [EUR]                                                                      8,000,000         10,145,196
4.25%, 7/15/13 [EUR]                                                                      9,660,000         12,283,158
5%, 7/15/11 [EUR]                                                                        15,405,000         20,670,022
5.50%, 1/15/28 [EUR]                                                                      5,300,000          7,421,852
                                                                                                      ----------------
                                                                                                            50,520,228

----------------------------------------------------------------------------------------------------------------------
TURKEY--0.1%
Turkey (Republic of) Nts., 7.25%, 3/15/15 9                                               1,915,000          1,895,850
----------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--6.2%
United Kingdom Treasury Nts., 4%, 3/7/09 [GBP]                                           56,685,000         99,616,042
----------------------------------------------------------------------------------------------------------------------
VENEZUELA--1.2%
Venezuela (Republic of) Collateralized Par Bonds, Series W-B, 6.75%, 3/31/20                159,000            155,224
----------------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Debs., Series DL, 2.75%, 12/18/07 3                                  13,362             13,309
----------------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Front-Loaded Interest Reduction Bonds,
Series A, 2.063%, 3/31/07 3                                                              10,213,775         10,162,706
----------------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Nts.:
8.50%, 10/8/14 9                                                                          2,610,000          2,556,821
10.75%, 9/13/13                                                                           4,350,000          4,904,625
----------------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Sr. Unsec. Unsub. Bonds, 11%, 3/5/08 [EUR]                          840,000          1,194,836
                                                                                                      ----------------
                                                                                                            18,987,521
                                                                                                      ----------------
Total Foreign Government Obligations (Cost $1,033,520,851)                                               1,072,181,514

----------------------------------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS--1.1%
----------------------------------------------------------------------------------------------------------------------
Algeria (Republic of) Loan Participation Nts.:
0.938%, 3/4/10 3,6 [JPY]                                                                194,879,283          1,722,675
2%, 9/4/06 3,6                                                                              657,141            652,212
2.183%, 3/4/10 3,6                                                                          745,250            734,071
----------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
Indonesia (Republic of) Rupiah Loan Participation Nts., 2.636%, 3/21/05 3                 5,390,000          5,364,667
Indonesia (Republic of) Rupiah Loan Participation Nts., 2.636%, 1/25/06 3                 3,155,000          3,084,959
OAO Gazprom Loan Participation Nts., 6.50%, 8/4/05 6                                      3,005,000          3,079,524
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Bank AG, OAO Gazprom Unsec. Loan Participation Nts.,
9.625%, 3/1/13                                                                            3,020,000          3,355,975
                                                                                                      ----------------
Total Loan Participations (Cost $17,356,188)                                                                17,994,083

                    24 | OPPENHEIMER INTERNATIONAL BOND FUND

                                                                                          PRINCIPAL              VALUE
                                                                                             AMOUNT         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS AND NOTES--6.9%
----------------------------------------------------------------------------------------------------------------------
Capital Gaming International, Inc., 11.50% Promissory Nts., 8/1/1995 4,5,6         $          2,000   $             --
----------------------------------------------------------------------------------------------------------------------
European Investment Bank Nts., 2.125%, 9/20/07 [JPY]                                    136,000,000          1,305,373
----------------------------------------------------------------------------------------------------------------------
Gazprom International SA, 7.201% Sr. Unsec. Bonds, 2/1/20                                 7,850,000          7,969,556
----------------------------------------------------------------------------------------------------------------------
General Electric Capital Corp., 1.40% Sr. Unsec. Unsub. Nts., 11/2/06 [JPY]           4,101,000,000         38,174,098
----------------------------------------------------------------------------------------------------------------------
Inter-American Development Bank, 1.90% Unsec. Bonds, 7/8/09 [JPY]                       113,000,000          1,092,510
----------------------------------------------------------------------------------------------------------------------
International Bank for Reconstruction and Development (The),
2% Nts., 2/18/08 [JPY]                                                                  121,000,000          1,162,371
----------------------------------------------------------------------------------------------------------------------
Japan (Government of) Unsec. Unsub. Nts., 2.875%, 7/28/05 [JPY]                       3,320,000,000         30,882,956
----------------------------------------------------------------------------------------------------------------------
KfW International Finance, Inc., 2.05% Unsec. Unsub. Nts., 9/21/09 [JPY]                104,000,000          1,011,990
----------------------------------------------------------------------------------------------------------------------
Ongko International Finance Co. BV, 10.50% Sec. Nts., 3/29/10 4,5,6                         550,000              3,438
----------------------------------------------------------------------------------------------------------------------
Petroleos Mexicanos, 7.375% Unsec. Nts., 8/13/07 [ITL]                               14,895,000,000         10,506,882
----------------------------------------------------------------------------------------------------------------------
Pfizer, Inc., 0.80% Unsec. Nts., Series INTL, 3/18/08 [JPY]                           1,980,000,000         18,199,118
                                                                                                      ----------------
Total Corporate Bonds and Notes (Cost $111,387,048)                                                        110,308,292

                                                                                             SHARES
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--1.6%
----------------------------------------------------------------------------------------------------------------------
BASF AG                                                                                       9,224            542,598
----------------------------------------------------------------------------------------------------------------------
Berkeley Group plc (The)                                                                     22,830            524,571
----------------------------------------------------------------------------------------------------------------------
Brambles Industries plc                                                                     114,390            532,203
----------------------------------------------------------------------------------------------------------------------
British Land Co. plc                                                                         38,554            519,782
----------------------------------------------------------------------------------------------------------------------
CNP Assurances SA                                                                             8,242            536,083
----------------------------------------------------------------------------------------------------------------------
Corus Group plc 5                                                                           630,456            582,645
----------------------------------------------------------------------------------------------------------------------
DaimlerChrysler AG                                                                           12,005            494,930
----------------------------------------------------------------------------------------------------------------------
E.ON AG                                                                                       7,030            518,014
----------------------------------------------------------------------------------------------------------------------
Gecina SA                                                                                     6,004            507,747
----------------------------------------------------------------------------------------------------------------------
Heidelberger Zement AG                                                                       11,342            531,071
----------------------------------------------------------------------------------------------------------------------
Hilton Group plc                                                                            106,590            534,544
----------------------------------------------------------------------------------------------------------------------
Hokkaido Electric Power Co.                                                                  27,424            491,820
----------------------------------------------------------------------------------------------------------------------
Japan Real Estate Investment Corp.                                                               65            516,975
----------------------------------------------------------------------------------------------------------------------
Karstadt Quelle AG                                                                           31,462            494,574
----------------------------------------------------------------------------------------------------------------------
Kawasaki Kisen Kaisha Ltd.                                                                   77,943            534,191
----------------------------------------------------------------------------------------------------------------------
Kelda Group plc                                                                              52,585            510,270
----------------------------------------------------------------------------------------------------------------------
Klepierre                                                                                     6,911            500,221
----------------------------------------------------------------------------------------------------------------------
Lafarge SA                                                                                    5,825            510,358
----------------------------------------------------------------------------------------------------------------------
Land Securities Group plc                                                                    24,125            512,796
----------------------------------------------------------------------------------------------------------------------
Leopalace21 Corp.                                                                            26,000            480,934
----------------------------------------------------------------------------------------------------------------------
Liberty International plc                                                                    33,441            501,145
----------------------------------------------------------------------------------------------------------------------
Lloyds TSB Group plc                                                                         66,521            520,138
----------------------------------------------------------------------------------------------------------------------
MAN AG                                                                                       14,732            503,840

                    25 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                                 VALUE
                                                                                             SHARES         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------

COMMON STOCKS Continued
----------------------------------------------------------------------------------------------------------------------
Mitsui O.S.K. Lines Ltd.                                                                     84,301   $        506,503
----------------------------------------------------------------------------------------------------------------------
Nippon Building Fund, Inc.                                                                       67            528,010
----------------------------------------------------------------------------------------------------------------------
Nippon Mining Holdings, Inc.                                                                108,668            551,168
----------------------------------------------------------------------------------------------------------------------
Novar plc                                                                                   226,450            476,003
----------------------------------------------------------------------------------------------------------------------
Omron Corp.                                                                                  23,603            522,413
----------------------------------------------------------------------------------------------------------------------
PSA Peugeot Citroen                                                                           8,331            513,898
----------------------------------------------------------------------------------------------------------------------
Rakuten, Inc.                                                                                    72            469,245
----------------------------------------------------------------------------------------------------------------------
RWE AG                                                                                       10,213            487,734
----------------------------------------------------------------------------------------------------------------------
Sammy Corp.                                                                                  10,061            493,836
----------------------------------------------------------------------------------------------------------------------
ScottishPower plc                                                                            68,960            527,962
----------------------------------------------------------------------------------------------------------------------
Severn Trent plc                                                                             32,030            509,601
----------------------------------------------------------------------------------------------------------------------
Showa Shell Sekiyu K.K.                                                                      56,398            501,361
----------------------------------------------------------------------------------------------------------------------
Societe Generale, Cl. A                                                                       5,845            517,926
----------------------------------------------------------------------------------------------------------------------
Suez SA                                                                                      25,774            553,249
----------------------------------------------------------------------------------------------------------------------
Sumitomo Bakelite Co. Ltd.                                                                   80,931            488,462
----------------------------------------------------------------------------------------------------------------------
Tate & Lyle plc                                                                              77,590            542,715
----------------------------------------------------------------------------------------------------------------------
Technip SA                                                                                    3,332            538,699
----------------------------------------------------------------------------------------------------------------------
ThyssenKrupp AG                                                                              26,817            520,942
----------------------------------------------------------------------------------------------------------------------
Tohoku Electric Power Co.                                                                    29,100            480,878
----------------------------------------------------------------------------------------------------------------------
TonenGeneral Sekiyu K.K.                                                                     59,852            517,377
----------------------------------------------------------------------------------------------------------------------
Trend Micro, Inc.                                                                            11,500            495,478
----------------------------------------------------------------------------------------------------------------------
TUI AG                                                                                       27,742            517,175
----------------------------------------------------------------------------------------------------------------------
Unibail                                                                                       4,418            532,686
----------------------------------------------------------------------------------------------------------------------
United Utilities plc                                                                         50,100            504,314
----------------------------------------------------------------------------------------------------------------------
Vinci                                                                                         4,675            538,673
----------------------------------------------------------------------------------------------------------------------
Volkswagen AG, Preference                                                                    18,860            514,842
----------------------------------------------------------------------------------------------------------------------
William Hill plc                                                                             51,044            493,467
                                                                                                      ----------------
Total Common Stocks (Cost $24,057,563)                                                                      25,746,067

                                                                                              UNITS
----------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
----------------------------------------------------------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp. 9/15/05 5,6                                                 495                  5
----------------------------------------------------------------------------------------------------------------------
Loral Space & Communications Ltd. Wts., Exp. 1/15/07 5,6                                         50                  1
----------------------------------------------------------------------------------------------------------------------
Protection One, Inc. Wts., Exp. 6/30/05 5,6                                                     640                 --
----------------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Oil Linked Payment Obligation Wts., Exp. 4/15/20 5,6                    500                 --
                                                                                                      ----------------
Total Rights, Warrants and Certificates (Cost $481)                                                                  6

                    26 | OPPENHEIMER INTERNATIONAL BOND FUND

                                                                                          PRINCIPAL              VALUE
                                                                                             AMOUNT         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------

STRUCTURED NOTES--8.3%
----------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets Holdings, Inc.:
Brazilian Real Linked Unsec. Nts., 1.12%, 2/2/05                                   $      9,500,000   $     10,523,340
Colombia (Republic of) Unsec. Credit Linked Nts., 15%, 3/15/07 10 [COP]              22,700,000,000         10,104,232
Colombia (Republic of) Unsec. Credit Linked Nts., 15%, 3/15/07 [COP]                  7,400,000,000          3,293,891
Colombia (Republic of) Unsec. Credit Linked Nts., 15%, 4/27/12 [COP]                 31,110,000,000         13,389,519
Indonesia (Republic of) Recapitalization Unsec. Credit Linked Nts.,
13.15%, 3/17/10                                                                           9,523,810          9,681,734
OAO Gazprom Russian Local Market Unsec. Credit Linked Nts.,
15.462%, 11/8/05 10                                                                       4,406,270          5,206,901
Peruvian Sol Unsec. Linked Nts., 1.466%, 1/14/05 [PEN]                                   17,650,000          5,488,228
----------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston, Inc. (Nassau Branch):
Turkey (Republic of) Credit Linked Nts., Series EM 868, 25.01%, 8/25/05                   4,070,000          3,337,441
Turkey (Republic of) Credit Linked Nts., Series EM 872, 23.57%, 10/20/05 3               19,769,000         20,865,240
----------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston, Inc. (USA), U.S. Dollar/South African Rand
Linked Nts., Series FBi 43, 1.44%, 5/23/22                                                2,100,000          2,043,300
----------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
Korea (Republic of) Credit Bonds, 1.56%, 6/20/09                                          7,225,000          7,296,528
OAO Gazprom I Credit Nts., 5.588%, 10/20/07                                               1,435,000          1,499,013
OAO Gazprom II Credit Nts., 5.338%, 4/20/07                                               1,435,000          1,494,249
Romania (The State of) 3 yr. Linked Nts., 12.89%, 9/27/07 [ROL]                      56,400,000,000          1,707,480
Russian Federation Linked Nts., 15%, 3/11/05 [RUR]                                      141,112,000          5,044,144
Ukraine (Republic of) Credit Linked Nts., 6.541%, 8/5/11                                  7,740,000          7,964,460
----------------------------------------------------------------------------------------------------------------------
Lehman Brothers International:
Turkey (Republic of) Treasury Bills Total Return Linked Nts., 25.70%, 1/26/05             9,368,029          7,741,739
Turkey (Republic of) Treasury Bills Total Return Linked Nts., 28.25%, 5/26/05            11,674,353         10,027,102
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital Services, Inc., Venezuela (Republic of) Credit
Bonds, 5%, 9/20/09                                                                        3,260,000          3,401,622
----------------------------------------------------------------------------------------------------------------------
UBS AG, OAO Gazprom III Credit Nts., 4.705%, 7/5/06                                       3,590,000          3,731,149
                                                                                                      ----------------
Total Structured Notes (Cost $130,985,113)                                                                 133,841,312

                                               DATE          STRIKE                       CONTRACTS
----------------------------------------------------------------------------------------------------------------------

OPTIONS PURCHASED--0.0%
----------------------------------------------------------------------------------------------------------------------
Japanese Yen Put 5,6 (Cost $978,607)        10/8/04          111.55JPY               14,995,000,000JPY         209,930

                                                                                          PRINCIPAL
                                                                                             AMOUNT
----------------------------------------------------------------------------------------------------------------------

JOINT REPURCHASE AGREEMENTS--4.5%
----------------------------------------------------------------------------------------------------------------------
Undivided interest of 4.98% in joint repurchase agreement (Principal Amount/
Value $1,446,038,000, with a maturity value of $1,446,110,302) with UBS Warburg
LLC, 1.80%, dated 9/30/04, to be repurchased at $72,068,603 on 10/1/04, collateralized by Federal National Mortgage Assn., 5%, with a 3/1/34,
value of $1,477,979,332 (Cost $72,065,000)                                         $     72,065,000         72,065,000

----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $1,565,634,012)                                              99.8%     1,608,607,644
----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                 0.2          2,862,758
                                                                                   -----------------------------------
NET ASSETS                                                                                    100.0%  $  1,611,470,402
                                                                                   ===================================

                    27 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

Principal amount, strike, contracts and exercise price are reported in U.S.
Dollars, except for those denoted in the following currencies:

ARP    Argentine Peso

AUD    Australian Dollar

COP    Colombian Peso

DKK    Danish Krone

EUR    Euro

FRF    French Franc

GBP    British Pound Sterling

HUF    Hungarian Forint

ITL    Italian Lira

JPY    Japanese Yen

MXN    Mexican Nuevo Peso

NZD    New Zealand Dollar

PEN    Peruvian New Sol

PLZ    Polish Zloty

ROL    Romanian Leu

RUR    Russian Ruble

SEK    Swedish Krona

1. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.

2. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                        CONTRACTS        EXPIRATION     EXERCISE            PREMIUM          VALUE
                                  SUBJECT TO CALL             DATES        PRICE           RECEIVED     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------

Japanese Yen (JPY)                 14,995,000,000JPY        10/8/04      104.400JPY     $ 1,075,791     $       --
New Zealand (Government of)
Bonds, 7%, 7/15/09                          7,110NZD        12/9/04        6.205NZD          21,095         27,100
                                                                                        --------------------------
                                                                                        $ 1,096,886     $   27,100
                                                                                        ==========================

3. Represents the current interest rate for a variable or increasing rate security.

4. Issue is in default. See Note 1 of Notes to Financial Statements.

5. Non-income producing security.

6. Illiquid or restricted security. See Note 11 of Notes to Financial
Statements.

7. Zero coupon bond reflects effective yield on the date of purchase.

8. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $3,270,188 or 0.20% of the Fund's net assets as of September 30, 2004.

9. When-issued security or forward commitment to be delivered and settled after
September 30, 2004. See Note 1 of Notes to Financial Statements.

10. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures sales contracts with an aggregate market value of $14,790,443. See Note 6 of Notes to Financial Statements.

                    28 | OPPENHEIMER INTERNATIONAL BOND FUND

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF
TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS                                  VALUE         PERCENT
---------------------------------------------------------------------------
United States                              $   305,921,582            19.0%
Japan                                          110,576,563             6.9
Great Britain                                  107,408,198             6.7
Spain                                           65,984,963             4.1
Ireland                                         65,027,825             4.0
Greece                                          63,939,799             4.0
Austria                                         62,585,550             3.9
Portugal                                        60,335,119             3.8
Belgium                                         59,104,698             3.7
France                                          57,576,333             3.6
Brazil                                          54,311,547             3.4
Russia                                          53,348,867             3.3
Italy                                           51,437,033             3.2
The Netherlands                                 50,520,228             3.1
Finland                                         49,544,290             3.1
Australia                                       46,371,134             2.9
Germany                                         45,589,821             2.8
Turkey                                          43,867,372             2.7
Poland                                          43,721,193             2.7
Colombia                                        35,673,412             2.2
Argentina                                       27,878,794             1.7
Mexico                                          22,857,019             1.4
Venezuela                                       22,389,143             1.4
Indonesia                                       18,134,798             1.1
Peru                                            12,230,375             0.8
Korea, Republic of South                        11,220,834             0.7
Denmark                                         10,584,071             0.7
Hungary                                          9,474,926             0.6
Sweden                                           9,471,761             0.6
Ukraine                                          7,964,460             0.5
New Zealand                                      4,983,816             0.3
Bulgaria                                         3,724,876             0.2
Supranational                                    3,560,254             0.2
Algeria                                          3,108,958             0.2
South Africa                                     2,043,300             0.1
Nigeria                                          1,877,936             0.1
Romania                                          1,707,480             0.1
El Salvador                                      1,220,550             0.1
Guatemala                                          801,450             0.1
Ivory Coast                                        527,316              --
                                           --------------------------------
TOTAL                                      $ 1,608,607,644           100.0%
                                           ================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    29 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2004
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------------------

Investments, at value (including securities loaned of approximately $151,985,000)
(cost $1,565,634,012)--see accompanying statement of investments                                      $  1,608,607,644
----------------------------------------------------------------------------------------------------------------------
Collateral for securities loaned                                                                           155,142,317
----------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                                                        3,355,102
----------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest, dividends and principal paydowns                                                                  21,385,506
Shares of beneficial interest sold                                                                          13,734,037
Investments sold                                                                                               535,563
Futures margins                                                                                                131,127
Other                                                                                                           10,934
                                                                                                      ----------------
Total assets                                                                                             1,802,902,230

----------------------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------------------
Bank overdraft                                                                                                  89,592
----------------------------------------------------------------------------------------------------------------------
Bank overdraft-foreign currencies (cost $532,050)                                                              543,718
----------------------------------------------------------------------------------------------------------------------
Options written, at value (premiums received $1,096,886)--see accompanying
statement of investments                                                                                        27,100
----------------------------------------------------------------------------------------------------------------------
Swaptions written, at value (premiums received $791,373)                                                     1,045,863
----------------------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                                 155,142,317
----------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency contracts                                                        7,967,087
----------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on swap contracts                                                                    2,451,716
----------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $4,368,635 purchased on a when-issued basis
or forward commitment)                                                                                       9,502,430
Closed foreign currency contracts                                                                            9,759,128
Shares of beneficial interest redeemed                                                                       2,691,739
Distribution and service plan fees                                                                             908,429
Dividends                                                                                                      707,681
Transfer and shareholder servicing agent fees                                                                  244,871
Shareholder communications                                                                                     103,808
Trustees' compensation                                                                                          17,309
Other                                                                                                          229,040
                                                                                                      ----------------
Total liabilities                                                                                          191,431,828

----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                            $  1,611,470,402
                                                                                                      ================

                    30 | OPPENHEIMER INTERNATIONAL BOND FUND

----------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------------------------------------

Par value of shares of beneficial interest                                                            $        286,670
----------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                               1,512,692,070
----------------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                           44,819,377
----------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                              16,866,869
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets
and liabilities denominated in foreign currencies                                                           36,805,416
                                                                                                      ----------------
NET ASSETS                                                                                            $  1,611,470,402
                                                                                                      ================

----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,177,628,477
and 209,317,185 shares of beneficial interest outstanding)                                            $           5.63
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)       $           5.91
----------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $167,621,429 and
29,885,779 shares of beneficial interest outstanding)                                                 $           5.61
----------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $233,311,139 and
41,609,376 shares
of beneficial interest outstanding)                                                                   $           5.61
----------------------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $18,641,018 and 3,320,854 shares
of beneficial interest outstanding)                                                                   $           5.61
----------------------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets
of $14,268,339 and 2,536,575 shares of beneficial interest outstanding)                               $           5.63

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    31 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2004
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------

Interest                                                                                             $     37,536,465
----------------------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $75,375)                                                       638,192
----------------------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                                         43,240
                                                                                                     -----------------
Total investment income                                                                                    38,217,897

----------------------------------------------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------------------------------------------
Management fees                                                                                             7,484,558
----------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                                     1,987,821
Class B                                                                                                     1,529,196
Class C                                                                                                     1,703,454
Class N                                                                                                        53,586
----------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                                     1,450,702
Class B                                                                                                       387,581
Class C                                                                                                       303,793
Class N                                                                                                        30,206
Class Y                                                                                                             3
----------------------------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                                       127,694
Class B                                                                                                        45,892
Class C                                                                                                        26,433
Class N                                                                                                         2,175
----------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                   344,485
----------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                         31,233
----------------------------------------------------------------------------------------------------------------------
Other                                                                                                         143,861
                                                                                                     -----------------
Total expenses                                                                                             15,652,673
Less reduction to custodian expenses                                                                          (28,349)
Less payments and waivers of expenses                                                                         (17,908)
                                                                                                     -----------------
Net expenses                                                                                               15,606,416

----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                      22,611,481

                    32 | OPPENHEIMER INTERNATIONAL BOND FUND

----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------

Net realized gain (loss) on:
Investments (including premiums on options exercised)                                                $     12,632,724
Closing of futures contracts                                                                               (1,812,061)
Closing and expiration of option contracts written                                                          2,688,999
Closing and expiration of swaption contracts                                                                 (226,999)
Foreign currency transactions                                                                              52,057,715
Swap contracts                                                                                             12,508,030
                                                                                                     -----------------
Net realized gain                                                                                          77,848,408
----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                                                                 9,901,970
Translation of assets and liabilities denominated in foreign currencies                                    (8,651,844)
Futures contracts                                                                                            (880,170)
Option contracts                                                                                              451,883
Swaption contracts                                                                                           (563,469)
Swap contracts                                                                                             (2,492,218)
                                                                                                     -----------------
Net change in unrealized appreciation                                                                      (2,233,848)

----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $     98,226,041
                                                                                                     =================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    33 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30,                                                                      2004               2003
----------------------------------------------------------------------------------------------------------------------

OPERATIONS
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                             $     22,611,481   $     17,157,924
----------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                       77,848,408         51,584,451
----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                   (2,233,848)        37,514,665
                                                                                  ------------------------------------
Net increase in net assets resulting from operations                                    98,226,041        106,257,040

----------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                                (35,086,382)       (11,257,243)
Class B                                                                                 (6,602,563)        (3,817,825)
Class C                                                                                 (6,093,022)        (1,988,035)
Class N                                                                                   (397,275)           (94,512)
Class Y                                                                                     (2,820)                --

----------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                                713,652,173        193,984,034
Class B                                                                                 25,122,862         11,875,148
Class C                                                                                136,111,001         39,379,694
Class N                                                                                 13,528,377          2,842,914
Class Y                                                                                 14,179,799                 --

----------------------------------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------------------------
Total increase                                                                         952,638,191        337,181,215
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                    658,832,211        321,650,996
                                                                                  ------------------------------------
End of period (including accumulated net investment income
of $44,819,377 and $16,341,168, respectively)                                     $  1,611,470,402   $    658,832,211
                                                                                  ====================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    34 | OPPENHEIMER INTERNATIONAL BOND FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A      YEAR ENDED SEPTEMBER 30,                    2004              2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $       5.33       $      4.38     $      3.95      $     4.19     $      4.23
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .13               .20             .24             .30             .45
Net realized and unrealized gain (loss)                   .47               .95             .41            (.24)           (.08)
                                                 -------------------------------------------------------------------------------
Total from investment operations                          .60              1.15             .65             .06             .37
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.30)             (.20)           (.19)             --            (.21)
Tax return of capital distribution                         --                --            (.03)           (.30)           (.20)
                                                 -------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (.30)             (.20)           (.22)           (.30)           (.41)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $       5.63       $      5.33     $      4.38      $     3.95     $      4.19
                                                 ===============================================================================

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                      11.56%            26.67%          16.78%           1.40%           8.93%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $  1,177,628       $   429,283     $   181,456      $  118,733     $   100,928
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $    811,608       $   285,391     $   134,912      $  117,000     $   110,968
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                    2.19%             3.94%           5.16%           7.10%          10.23%
Total expenses                                           1.13%             1.22%           1.37%           1.38%           1.31%
Expenses after payments and waivers
and reduction to custodian expenses                       N/A 3,4           N/A 3           N/A 3           N/A 3          1.29%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   133%              341%            372%            377%            288%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    35 | OPPENHEIMER INTERNATIONAL BOND FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B      YEAR ENDED SEPTEMBER 30,                    2004               2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $       5.31        $      4.37     $      3.94      $     4.17     $      4.22
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .08                .16             .21             .26             .42
Net realized and unrealized gain (loss)                   .47                .94             .40            (.22)           (.09)
                                                 --------------------------------------------------------------------------------
Total from investment operations                          .55               1.10             .61             .04             .33
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.25)              (.16)           (.15)             --            (.20)
Tax return of capital distribution                         --                 --            (.03)           (.27)           (.18)
                                                 --------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (.25)              (.16)           (.18)           (.27)           (.38)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $       5.61        $      5.31     $      4.37      $     3.94     $      4.17
                                                 ================================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                      10.66%             25.48%          15.90%           0.85%           7.94%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $    167,621        $   134,661     $   100,049      $   84,427     $    98,272
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $    153,117        $   119,232     $    85,244      $   93,455     $   115,116
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                    1.40%              3.20%           4.41%           6.40%           9.63%
Total expenses                                           1.98%              2.03%           2.14%           2.14%           2.05%
Expenses after payments and waivers
and reduction to custodian expenses                       N/A 3,4            N/A 3           N/A 3           N/A 3          2.03%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   133%               341%            372%            377%            288%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    36 | OPPENHEIMER INTERNATIONAL BOND FUND

CLASS C      YEAR ENDED SEPTEMBER 30,                    2004               2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $       5.31        $      4.37     $      3.94      $     4.17     $      4.22
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .09                .16             .21             .26             .41
Net realized and unrealized gain (loss)                   .46                .94             .40            (.22)           (.08)
                                                 --------------------------------------------------------------------------------
Total from investment operations                          .55               1.10             .61             .04             .33
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.25)              (.16)           (.15)             --            (.19)
Tax return of capital distribution                         --                 --            (.03)           (.27)           (.19)
                                                 --------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (.25)              (.16)           (.18)           (.27)           (.38)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $       5.61        $      5.31     $      4.37      $     3.94     $      4.17
                                                 ================================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                      10.75%             25.48%          15.90%           0.85%           7.95%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $    233,311        $    90,248     $    38,865      $   25,221     $    27,663
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $    170,796        $    63,198     $    28,635      $   27,125     $    30,710
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                    1.46%              3.15%           4.37%           6.39%           9.55%
Total expenses                                           1.88%              2.02%           2.14%           2.14%           2.05%
Expenses after payments and waivers
and reduction to custodian expenses                       N/A 3,4            N/A 3           N/A 3           N/A 3          2.03%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   133%               341%            372%            377%            288%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    37 | OPPENHEIMER INTERNATIONAL BOND FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N      YEAR ENDED SEPTEMBER 30,                    2004             2003             2002          2001 1
------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $       5.32        $    4.37      $      3.95      $     4.23
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .12              .18              .21             .16
Net realized and unrealized gain (loss)                   .45              .95              .42            (.28)
                                                 -----------------------------------------------------------------
Total from investment operations                          .57             1.13              .63            (.12)
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.28)            (.18)            (.18)             --
Tax return of capital distribution                         --               --             (.03)           (.16)
                                                 -----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (.28)            (.18)            (.21)           (.16)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $       5.61        $    5.32      $      4.37      $     3.95
                                                 =================================================================

------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      11.00%           26.31%           16.23%          (2.88)%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $     18,641        $   4,640      $     1,280      $      109
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $     10,769        $   2,653      $       297      $       34
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                    1.83%            3.56%            4.87%           6.56%
Total expenses                                           1.49% 4,5        1.57% 4          1.57% 4         1.39% 4
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   133%             341%             372%            377%

1. For the period from March 1, 2001 (inception of offering) to September 30,
2001.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    38 | OPPENHEIMER INTERNATIONAL BOND FUND

CLASS Y      PERIOD ENDED SEPTEMBER 30,                             2004 1
---------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------
Net asset value, beginning of period                         $      5.58
---------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                 -- 2
Net realized and unrealized gain                                     .05
                                                             --------------
Total from investment operations                                     .05
---------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                  -- 2
Tax return of capital distribution                                    --
                                                             --------------
Total dividends and/or distributions to shareholders                  --
---------------------------------------------------------------------------
Net asset value, end of period                               $      5.63
                                                             ==============

---------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                  0.92%
---------------------------------------------------------------------------

---------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------
Net assets, end of period (in thousands)                     $    14,268
---------------------------------------------------------------------------
Average net assets (in thousands)                            $     7,086
---------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                               4.84%
Total expenses                                                      1.17% 5
---------------------------------------------------------------------------
Portfolio turnover rate                                              133%

1. For the period from September 27, 2004 (inception of offering) to September
30, 2004.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    39 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer International Bond Fund (the Fund) is a registered investment company organized as a Massachusetts Business Trust. The Fund is registered as a non-diversified, open-end management investment company under the Investment
Company Act of 1940, as amended. The Fund's investment objective is to seek total return. The Fund's investment advisor is OppenheimerFunds, Inc. (the
Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares.
Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for
Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price.
Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with

                    40 | OPPENHEIMER INTERNATIONAL BOND FUND

remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in structured notes whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured notes are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of September 30, 2004, the market value of these securities comprised 8.3% of the Fund's net assets and resulted in unrealized gains of $2,856,199.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date.
Normally the settlement date occurs within six months after the trade date;
however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of September 30, 2004, the Fund had purchased
$4,368,635 of securities on a when-issued basis or forward commitment.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2004, securities with an aggregate market value of $16,500,864, representing 1.02% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the
Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open.
Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be

                    41 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                    42 | OPPENHEIMER INTERNATIONAL BOND FUND

                                                                 NET UNREALIZED
                                                                   APPRECIATION
                                                               BASED ON COST OF
                                 SECURITIES AND
    UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED     OTHER INVESTMENTS
    NET INVESTMENT       LONG-TERM                   LOSS    FOR FEDERAL INCOME
    INCOME                    GAIN   CARRYFORWARD 1,2,3,4          TAX PURPOSES
    ---------------------------------------------------------------------------
    $ 63,726,906               $--               $985,396           $33,373,297

1. As of September 30, 2004, the Fund had $629,834 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2013.

2. The Fund had $355,562 of straddle losses which were deferred.

3. During the fiscal year ended September 30, 2004, the Fund utilized $3,556,158 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended September 30, 2003, the Fund utilized
$34,133,620 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for September 30, 2004. Net assets of the Fund were unaffected by the reclassifications.

                                  REDUCTION TO
                            REDUCTION TO          ACCUMULATED NET
    INCREASE TO          ACCUMULATED NET            REALIZED GAIN
    PAID-IN CAPITAL      INVESTMENT LOSS         ON INVESTMENTS 5
    -------------------------------------------------------------
    $ 4,405,760              $54,048,790              $58,454,550

5. $2,931,783 was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended September 30,
2004 and September 30, 2003 was as follows:

                                       YEAR ENDED            YEAR ENDED
                               SEPTEMBER 30, 2004    SEPTEMBER 30, 2003
    -------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                   $48,182,062           $17,157,615

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                    43 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

         Federal tax cost of securities                $ 1,566,262,346
         Federal tax cost of other investments             238,544,957
                                                       ----------------
         Total federal tax cost                        $ 1,804,807,303
                                                       ================

         Gross unrealized appreciation                 $    56,675,862
         Gross unrealized depreciation                     (23,302,565)
                                                       ----------------
         Net unrealized appreciation                   $    33,373,297
                                                       ================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of

                    44 | OPPENHEIMER INTERNATIONAL BOND FUND

income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                            YEAR ENDED SEPTEMBER 30, 2004 1       YEAR ENDED SEPTEMBER 30, 2003
                                   SHARES            AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------

CLASS A
Sold                          172,839,291     $ 957,396,128        66,619,226     $ 327,783,210
Dividends and/or
distributions reinvested        5,072,488        27,463,043         1,800,877         8,831,110
Redeemed                      (49,156,351)     (271,206,998)      (29,286,342)     (142,630,286)
                            --------------------------------------------------------------------
Net increase                  128,755,428     $ 713,652,173        39,133,761     $ 193,984,034
                            ====================================================================

------------------------------------------------------------------------------------------------
CLASS B
Sold                           14,676,405     $  80,808,899        14,881,963     $  71,989,537
Dividends and/or
distributions reinvested          944,780         5,057,584           560,961         2,725,698
Redeemed                      (11,077,428)      (60,743,621)      (13,006,585)      (62,840,087)
                            --------------------------------------------------------------------
Net increase                    4,543,757     $  25,122,862         2,436,339     $  11,875,148
                            ====================================================================

------------------------------------------------------------------------------------------------
CLASS C
Sold                           30,576,433     $ 168,801,488        12,729,289     $  62,063,352
Dividends and/or
distributions reinvested          830,062         4,457,967           292,444         1,431,897
Redeemed                       (6,789,922)      (37,148,454)       (4,932,108)      (24,115,555)
                            --------------------------------------------------------------------
Net increase                   24,616,573     $ 136,111,001         8,089,625     $  39,379,694
                            ====================================================================

------------------------------------------------------------------------------------------------
CLASS N
Sold                            2,975,732     $  16,429,938           682,672     $   3,342,355
Dividends and/or
distributions reinvested           66,020           357,127            15,660            77,211
Redeemed                         (593,448)       (3,258,688)         (118,748)         (576,652)
                            --------------------------------------------------------------------
Net increase                    2,448,304     $  13,528,377           579,584     $   2,842,914
                            ====================================================================

------------------------------------------------------------------------------------------------
CLASS Y
Sold                            2,536,075     $  14,176,984                --     $          --
Dividends and/or
distributions reinvested              500             2,815                --                --
Redeemed                               --                --                --                --
                            --------------------------------------------------------------------
Net increase                    2,536,575     $  14,179,799                --     $          --
                            ====================================================================

1. For the year ended September 30, 2004, for Class A, B, C and N shares and for the period from September 27, 2004 (inception of offering) to September 30, 2004 for Class Y shares.

                    45 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended
September 30, 2004, were $1,506,398,131 and $1,057,381,523, respectively. There were purchases of $566,162,511 and sales of $236,279,983 of U.S. government and government agency obligations for the year ended September 30, 2004.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66%
of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets in excess of $1 billion.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended September 30, 2004, the Fund paid
$2,019,276 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of
Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-

                    46 | OPPENHEIMER INTERNATIONAL BOND FUND

based sales charge of 0.75% per year on Class B and Class C shares and 0.25% per year on Class N shares. The Distributor also receives a service fee of up to
0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of
Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at September 30, 2004 for Class B, Class C and Class N shares were $6,272,974, $3,468,952 and $130,925, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                                    CLASS A          CLASS B         CLASS C        CLASS N
                                    CLASS A      CONTINGENT       CONTINGENT      CONTINGENT     CONTINGENT
                                  FRONT-END        DEFERRED         DEFERRED        DEFERRED       DEFERRED
                              SALES CHARGES   SALES CHARGES    SALES CHARGES   SALES CHARGES  SALES CHARGES
                                RETAINED BY     RETAINED BY      RETAINED BY     RETAINED BY    RETAINED BY
YEAR ENDED                      DISTRIBUTOR     DISTRIBUTOR      DISTRIBUTOR     DISTRIBUTOR    DISTRIBUTOR
-----------------------------------------------------------------------------------------------------------

September 30, 2004                 $822,275         $27,674         $353,364        $116,729         $1,248

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended September 30, 2004, OFS waived
$7,603, $7,798, $2,257 and $250 for Class A, Class B, Class C and Class N
shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

                    47 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS Continued

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

As of September 30, 2004, the Fund had outstanding foreign currency contracts as follows:

                                                    CONTRACT            VALUATION
                                     EXPIRATION       AMOUNT                AS OF      UNREALIZED      UNREALIZED
CONTRACT DESCRIPTION                      DATES       (000s)       SEPT. 30, 2004    APPRECIATION    DEPRECIATION
-----------------------------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
Argentine Peso (ARP)             1/18/05-2/2/05       32,660ARP    $   10,675,380    $      1,118    $     13,900
Australian Dollar (AUD)                10/18/04       17,195AUD        12,490,856         450,745              --
Brazilian Real (BRR)          12/14/04-10/13/05       69,174BRR        23,396,425         731,427              --
British Pound
Sterling (GBP)                         10/18/04        7,160GBP        12,954,841         105,505              --
Columbian Peso (COP)                    3/16/05   16,492,230COP         6,143,108         342,113              --
Euro (EUR)                             11/16/04       44,415EUR        55,221,056         834,888              --
Japanese Yen (JPY)               3/15/05-4/1/05   32,006,300JPY       294,007,602         487,523       5,593,956
New Zealand
Dollar (NZD)                           10/18/04       19,895NZD        13,448,884         333,006              --
Polish Zloty (PLZ)                     12/27/04       10,297PLZ         2,895,764          12,823              --
South African Rand (ZAR)               10/25/04       80,940ZAR        12,484,038              --          13,646
                                                                                     ----------------------------
                                                                                        3,299,148       5,621,502
                                                                                     ----------------------------
CONTRACTS TO SELL
British Pound
Sterling (GBP)                 10/4/04-11/18/04       31,690GBP        57,377,355              --         670,206
Euro (EUR)                    11/17/04-12/27/04       35,617EUR        44,282,233              --       1,194,961
Japanese Yen (JPY)            10/12/04-11/18/04    4,242,000JPY        38,600,909          55,954         315,166
Mexican Nuevo
Peso (MXN)                             10/26/04       31,210MXN         2,729,619              --          20,888
Swiss Franc (CHF)                      10/18/04       16,910CHF        13,589,755              --         144,364
                                                                                     ----------------------------
                                                                                           55,954       2,345,585
                                                                                     ----------------------------
Total unrealized appreciation and depreciation                                       $  3,355,102    $  7,967,087
                                                                                     ============================

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices
(financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures

                    48 | OPPENHEIMER INTERNATIONAL BOND FUND

contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities.
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The
Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported on the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of September 30, 2004, the Fund had outstanding futures contracts as follows:

                                                                      VALUATION       UNREALIZED
                                      EXPIRATION      NUMBER OF           AS OF     APPRECIATION
CONTRACT DESCRIPTION                       DATES      CONTRACTS  SEPT. 30, 2004   (DEPRECIATION)
-------------------------------------------------------------------------------------------------

CONTRACTS TO SELL
CAC-40 10 Index                         12/17/04             68   $   3,086,738   $        2,114
DAX Index                               12/17/04             42       5,105,803           79,656
FTSE 100 Index                          12/17/04             65       5,422,850          (21,790)
Japan (Government of) Bonds, 10 yr.      12/9/04             25      31,352,543         (445,395)
Japan (Government of) Bonds, 10 yr.      12/8/04             23       2,885,897          (45,367)
Nikkei 225 Index                         12/9/04             60       5,939,190          226,345
                                                                                  ---------------
                                                                                  $     (204,437)
                                                                                  ===============

--------------------------------------------------------------------------------
7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction.

                    49 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. OPTION ACTIVITY Continued

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call options are noted in the
Statement of Investments where applicable. Contracts subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended September 30, 2004 was as follows:

                                                    CALL OPTIONS                        PUT OPTIONS
                                ---------------------------------   --------------------------------
                                    PRINCIPAL/                          PRINCIPAL/
                                     NUMBER OF         AMOUNT OF         NUMBER OF        AMOUNT OF
                                     CONTRACTS          PREMIUMS         CONTRACTS         PREMIUMS
----------------------------------------------------------------------------------------------------

Options outstanding as of
September 30, 2003               9,887,303,797     $   1,566,192     2,163,660,000     $    414,161
Options written                 15,096,642,110         3,363,750     3,870,000,000          666,309
Options closed or expired         (136,183,797)       (2,789,693)   (6,033,660,000)      (1,080,470)
Options exercised               (9,852,755,000)       (1,043,363)               --               --
                                --------------------------------------------------------------------
Options outstanding as of
September 30, 2004              14,995,007,110     $   1,096,886                --     $         --
                                ====================================================================

--------------------------------------------------------------------------------
8. INTEREST RATE SWAP CONTRACTS

The Fund may enter into an interest rate swap transaction to maintain a total return or yield spread on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The coupon payments are based on an agreed upon principal amount and a specified index. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement.

      Interest rate swaps are subject to credit risk (if the counterparty fails to meet its obligations) and interest rate risk. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes.

                    50 | OPPENHEIMER INTERNATIONAL BOND FUND

As of September 30, 2004, the Fund had entered into the following interest rate swap agreements:

                                                 FIXED RATE   FLOATING RATE
                                                    PAID BY     RECEIVED BY
                                                THE FUND AT     THE FUND AT                                      UNREALIZED
SWAP                            NOTIONAL          SEPT. 30,       SEPT. 30,       FLOATING    TERMINATION      APPRECIATION
COUNTERPARTY                   PRINCIPAL               2004            2004     RATE INDEX          DATES    (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------

Citigroup
Global Markets                                                                      90 Day
Holdings, Inc.               333,000,000TWD            2.02%          1.057%     CPTW Rate         3/4/09    $       95,928
Citigroup
Global Markets                                                                      90 Day
Holdings, Inc.               333,000,000TWD            2.02           1.112      CPTW Rate        3/23/09           109,241
Citigroup
Global Markets                                                                 Three-Month
Holdings, Inc.,                                                                  LIBOR BBA
10 yr.                        30,000,000               4.96            1.18           Rate         5/6/14         1,592,903
Deutsche                                                                         Six-Month
Bank AG                      500,000,000INR            4.87           4.547     MIFOR Rate        3/22/09           539,025
Deutsche
Bank AG, 5 yr.               454,000,000INR            4.83            4.50       IRS Rate        1/14/09           443,413
Deutsche                                                                            90 Day
Bank AG, 5yr.                187,000,000TWD           1.024            1.02      CPTW Rate        8/19/09            (1,434)
                                                                               Three-Month
Deutsche                                                                         LIBOR BBA
Bank AG, 10 yr.               36,000,000               5.32            1.68           Rate        5/12/14         3,072,327
JPMorgan                                                                       Three-Month
Chase Bank                    13,500,000              3.342        1.289999     LIBOR flat        3/31/08           (91,996)
JPMorgan                                                                         Six-Month
Chase Bank                     8,000,000           1.289988            2.92     LIBOR flat        5/13/08           (75,512)
JPMorgan                                                                         Six-Month
Chase Bank                     3,880,000EUR           3.135            2.08     LIBOR flat        7/14/08              (400)
JPMorgan                                                                         Six-Month
Chase Bank                 1,080,000,000HUF            7.00            7.00     LIBOR flat        7/14/08          (517,245)
JPMorgan                                                                         Six-Month
Chase Bank                   231,500,000               1.17           3.535     LIBOR flat       12/23/08         1,408,585
JPMorgan                                                                       Three-Month
Chase Bank                    66,000,000ZAR            9.78            9.78     LIBOR flat        2/20/11           344,867
JPMorgan                                                                       Three-Month
Chase Bank                    66,000,000ZAR            9.68            9.68     LIBOR flat        2/18/11           295,586
Morgan Stanley
Capital Services,                                                                Six-Month
Inc.                         147,000,000EUR           3.064           2.243        EURIBOR        12/3/05        (4,582,506)
                                                                                                             ---------------
                                                                                                             $    2,632,782
                                                                                                             ===============

                    51 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. INTEREST RATE SWAP CONTRACTS Continued

Notional amount is reported in U.S. Dollars, except for those denoted in the following currencies. Index abbreviations and currencies are as follows:

EUR          Euro

HUF          Hungary Forints

INR          Indian Rupee

TWD          New Taiwan Dollar

ZAR          South African Rand

CPTW         Bloomberg Taiwan Secondary Commercial Papers

EURIBOR      Euro Interbank Offered Rate

IRS          India Swap Composites

LIBOR        London-Interbank Offered Rate

LIBOR BBA    London-Interbank Offered Rate British Bankers Association

MIFOR        Mumbai Interbank Forward Offer Rates

--------------------------------------------------------------------------------
9. CREDIT SWAP CONTRACTS

The Fund may enter into a credit swap transaction to maintain a total return on a particular investment or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as a notional principal amount. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement. Credit swaps are subject to credit risks (if the counterparty fails to meet its obligations). The Fund pays an annual interest fee on the notional amount in exchange for the counterparty paying in a potential credit event.

During the year ended September 30, 2004, the Fund entered into transactions to hedge credit risk. Information regarding the credit swaps is as follows:

                                                                   VALUATION        UNREALIZED
                                   EXPIRATION      NOTIONAL            AS OF      APPRECIATION
CONTRACT DESCRIPTION                    DATES        AMOUNT   SEPT. 30, 2004    (DEPRECIATION)
-----------------------------------------------------------------------------------------------

Deutsche Bank AG:
Export-Import Bank of Korea
Credit Bonds                          6/20/09   $ 1,440,000   $      (11,952)   $      (11,952)
Korea Deposit Insurance Corp.
Credit Bonds                          6/20/09     1,440,000          (12,096)          (12,096)
Korea Development Bank
Credit Bonds                          6/20/09     1,440,000          (11,376)          (11,376)
Korea Electric Power Corp.
Credit Bonds                          6/20/09     1,440,000          (12,528)          (12,528)
Panama (Republic of) Credit Nts.      5/13/08     1,835,000          (91,281)          (91,281)
Philippines (Republic of)
10 yr. Credit Bonds                   7/25/13     2,335,000           23,530            23,530
Samsung Electronic Co. Ltd.
Credit Bonds                          6/20/09     1,440,000          (10,800)          (10,800)
Turkey (Republic of)
2 yr. Credit Nts.                      5/7/06     3,070,000         (146,682)         (146,682)

                    52 | OPPENHEIMER INTERNATIONAL BOND FUND

                                                                   VALUATION        UNREALIZED
                                   EXPIRATION      NOTIONAL            AS OF      APPRECIATION
CONTRACT DESCRIPTION                    DATES        AMOUNT   SEPT. 30, 2004    (DEPRECIATION)
-----------------------------------------------------------------------------------------------

Deutsche Bank AG: Continued
Turkey (Republic of)
5 yr. Credit Nts.                      5/7/09   $ 1,445,000   $      325,859    $      325,859
United Mexican States
Credit Bonds                          9/20/13     2,790,000         (119,387)         (119,387)
Venezuela (Republic of)
Credit Bonds                          8/20/14     2,950,000         (308,796)         (308,796)
Venezuela (Republic of)
Credit Bonds                          9/28/09     6,960,000          (47,890)          (47,890)
Venezuela (Republic of)
Credit Bonds                         10/20/09    11,475,000           (3,482)           (3,482)
-----------------------------------------------------------------------------------------------
JP Morgan Chase Bank:
Chile (Republic of) Credit Bonds     12/20/13     8,500,000         (329,067)         (329,067)
Export-Import Bank of Korea
Credit Bonds                          6/20/09       720,000          (12,250)          (12,250)
Inter-American Development Bank
Credit Bonds                         12/20/13    15,910,000          (11,794)          (11,794)
Jordan (Kingdom of)
Credit Nts.                            6/6/06       390,000           (2,840)           (2,840)
Korea Deposit Insurance Corp.
Credit Bonds                          6/20/09       720,000          (12,257)          (12,257)
Korea Development Bank
Credit Bonds                          6/20/09       720,000          (11,930)          (11,930)
Korea Electric Power Co.
Credit Bonds                          6/20/09       720,000          (13,391)          (13,391)
Russian Federation Credit Bonds       10/9/13       550,000            7,789             7,789
Samsung Electronics Co. Ltd.
Credit Bonds                          6/20/09       720,000          (12,285)          (12,285)
-----------------------------------------------------------------------------------------------
Lehman Brothers Special
Financing, Inc.:
Brazil (Federal Republic of)
Credit Bonds                          8/20/09     5,120,000         (456,613)         (456,613)
Brazil (Federal Republic of)
Credit Bonds                         10/20/09       840,000            1,688             1,688
Venezuela (Republic of)
Credit Bonds                           3/5/08       840,000          (12,953)          (12,953)
-----------------------------------------------------------------------------------------------
Morgan Stanley Capital
Services, Inc.:
Brazil (Federal Republic of)
Credit Bonds                          8/20/09     5,770,000         (471,117)         (471,117)
Brazil (Federal Republic of)
Credit Bonds                          8/20/09     5,770,000         (483,389)         (483,389)
Philippines (Republic of)
Credit Bonds                          6/20/09     5,000,000         (125,353)         (125,353)
Philippines (Republic of)
Credit Bonds                          6/20/09     2,500,000          (67,701)          (67,701)
Philippines (Republic of)
Credit Bonds                          6/20/09     5,000,000         (155,499)         (155,499)

                    53 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9. CREDIT SWAP CONTRACTS Continued

                                                                   VALUATION        UNREALIZED
                                   EXPIRATION      NOTIONAL            AS OF      APPRECIATION
CONTRACT DESCRIPTION                    DATES        AMOUNT   SEPT. 30, 2004    (DEPRECIATION)
-----------------------------------------------------------------------------------------------

Morgan Stanley Capital
Services, Inc.: Continued
Turkey (Republic of)
2 yr. Credit Nts.                      5/8/06   $ 3,070,000   $     (160,563)   $     (160,563)
Turkey (Republic of)
5 yr. Credit Nts.                      5/8/09     1,445,000          165,652           165,652
Venezuela (Republic of)
Credit Bonds                          2/20/14     2,135,000         (447,650)         (447,650)
Venezuela (Republic of)
Credit Bonds                          8/20/06     4,890,000          182,963           182,963
Venezuela (Republic of)
Credit Bonds                          8/20/09     2,445,000         (171,844)         (171,844)
Venezuela (Republic of)
Credit Bonds                          7/20/14     5,000,000         (862,701)         (862,701)
-----------------------------------------------------------------------------------------------
UBS AG:
Venezuela (Republic of)
Credit Bonds                          6/20/14     6,040,000       (1,184,681)       (1,184,681)
Venezuela (Republic of)
Credit Bonds                          8/20/06     3,260,000         (117,954)         (117,954)
Venezuela (Republic of)
Credit Bonds                          8/20/09     1,630,000          108,123           108,123
                                                                                ---------------
                                                                                $   (5,084,498)
                                                                                ===============

--------------------------------------------------------------------------------
10. SWAPTION ACTIVITY

The Fund may enter into a swaption transaction, whereby a contract that grants the holder, in return for payment of the purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer receives premiums and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. Swaptions written are reported as a liability in the Statement of Assets and Liabilities.

Written swaption activity for the year ended September 30, 2004 was as follows:

                                              NOTIONAL        AMOUNT OF
                                                AMOUNT         PREMIUMS
      ------------------------------------------------------------------
      Swaptions outstanding as of
      September 30, 2003               $    79,335,000    $     694,082
      Swaptions written                    168,910,000        1,451,074
      Swaptions closed or expired         (135,300,000)      (1,353,783)
                                       ---------------------------------
      Swaptions outstanding as of
      September 30, 2004               $   112,945,000    $     791,373
                                       =================================

                    54 | OPPENHEIMER INTERNATIONAL BOND FUND

As of September 30, 2004, the Fund had entered into the following swaption contracts:

                                   NOTIONAL       EXPIRATION   EXERCISE      PREMIUM          VALUE
SWAPTIONS                            AMOUNT            DATES      PRICE     RECEIVED     SEE NOTE 1
---------------------------------------------------------------------------------------------------

Deutsche Bank AG                 62,395,000GBP       11/4/04      5.997%  $  291,178   $    542,058
Lehman Brothers International    50,550,000AUD      12/30/04      5.150      500,195        503,805
                                                                          -------------------------
                                                                          $  791,373   $  1,045,863
                                                                          =========================

Notional amount is denoted in the following currencies:

AUD    Australian Dollar

GBP    British Pound Sterling

--------------------------------------------------------------------------------
11. ILLIQUID OR RESTRICTED SECURITIES AND CURRENCY

As of September 30, 2004, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the
Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation.
The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 2004 was $29,998,722, which represents 1.86% of the Fund's net assets, of which $544,667 is considered restricted. Information concerning restricted securities and currency is as follows:

                                   ACQUISITION                    VALUATION AS OF        UNREALIZED
SECURITY                                  DATE          COST   SEPTEMBER 30, 2004      DEPRECIATION
---------------------------------------------------------------------------------------------------

CURRENCY
Argentine Peso                         9/13/04      $548,747             $544,667            $4,080

--------------------------------------------------------------------------------
12. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US
Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral.
Cash collateral is invested in cash equivalents. The Fund retains a portion of the interest earned from the collateral. The Fund also continues to receive interest or dividends paid on the securities loaned. As of September 30, 2004, the Fund had on loan securities valued at approximately $151,985,000. Cash of
$155,142,317 was received as collateral for the loans, and has been invested in approved instruments.

                    55 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
13. LITIGATION

Six complaints have been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, "OppenheimerFunds"), as well as 51 of the Oppenheimer funds (collectively, the "Funds") including this Fund, and nine Directors/ Trustees of certain of the Funds other than this Fund
(collectively, the "Directors/Trustees"). The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the Funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the Funds, and failed to properly disclose the use of Fund assets to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the Directors/Trustees breached their fiduciary duties to Fund shareholders under the Investment
Company Act of 1940 and at common law. By order dated October 27, 2004, these six actions, and future related actions, were consolidated by the U.S. District
Court for the Southern District of New York into a single consolidated proceeding in contemplation of the filing of a superceding consolidated and amended complaint.

      OppenheimerFunds believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds or the
Directors/Trustees and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However,
OppenheimerFunds, the Funds and the Directors/Trustees believe that the allegations contained in the complaints are without merit and intend to defend these lawsuits vigorously.

                    56 | OPPENHEIMER INTERNATIONAL BOND FUND

                                       A-7
                                   Appendix A

                               RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK ISSUER RATINGS

Aaa: Bonds and preferred stock rated "Aaa" are judged to be the best quality.
They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa"
securities.

A: Bonds and preferred stock rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds and preferred stock rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds and preferred stock rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier
"2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

PRIME RATING SYSTEM (SHORT-TERM RATINGS - TAXABLE DEBT)
These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The
McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:
o        Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o        Nature of and provisions of the obligation; and
o        Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated "AAA" have the highest rating assigned by Standard & Poor's.  The obligor's  capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
An obligation rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" are more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" are currently highly vulnerable to nonpayment.

C: Subordinated debt or preferred stock obligations rated "C" are currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated "D" are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The `r' highlights derivative, hybrid, and certain other obligations that
Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the
Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D"
rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTES:
A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: o Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will
         be treated as a note; and
o        Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                       B-1
                                   Appendix B

                            Industry Classifications

Aerospace & Defense                                   Household Products
Air Freight & Couriers                                Industrial Conglomerates
Airlines                                              Insurance
Auto Components                                       Internet & Catalog Retail
Automobiles                                           Internet Software & Services
Beverages                                             IT Services
Biotechnology                                         Leisure Equipment & Products
Building Products                                     Machinery
Chemicals                                             Marine
Consumer Finance                                      Media
Commercial Banks                                      Metals & Mining
Commercial Services & Supplies                        Multiline Retail
Communications Equipment                              Multi-Utilities
Computers & Peripherals                               Office Electronics
Construction & Engineering                            Oil & Gas
Construction Materials                                Paper & Forest Products
Containers & Packaging                                Personal Products
Distributors                                          Pharmaceuticals
Diversified Financial Services                        Real Estate
Diversified Telecommunication Services                Road & Rail
Electric Utilities                                    Semiconductors and Semiconductor Equipment
Electrical Equipment                                  Software
Electronic Equipment & Instruments                    Specialty Retail
Energy Equipment & Services                           Textiles, Apparel & Luxury Goods
Food & Staples Retailing                              Thrifts & Mortgage Finance
Food Products                                         Tobacco
Gas Utilities                                         Trading Companies & Distributors
Health Care Equipment & Supplies                      Transportation Infrastructure
Health Care Providers & Services                      Water Utilities
Hotels Restaurants & Leisure                          Wireless Telecommunication Services
Household Durables

                                      C-12
                                   Appendix C

                            OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares(1) of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.(2) That is because of the economies of sales efforts realized by OppenheimerFunds
Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
              1) plans qualified under Sections 401(a) or 401(k) of the Internal
              Revenue Code, 2) non-qualified deferred compensation plans, 3)
              employee benefit plans(3) 4) Group Retirement Plans(4) 5)
              403(b)(7) custodial plan accounts 6) Individual Retirement
              Accounts ("IRAs"), including traditional IRAs, Roth IRAs,
              SEP-IRAs, SARSEPs
                  or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the "Transfer
Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the
Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the
"Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.

                     Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
----------------------------------------------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial
Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge
(unless a waiver applies).

         There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and
Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the
Prospectus under "Class A Contingent Deferred Sales Charge."(5) This waiver provision applies to:
|_| Purchases of Class A shares aggregating $1 million or more.
|_|           Purchases of Class A shares by a Retirement Plan that was
              permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that:
              1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of
              $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_| Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
              1)  through a broker, dealer, bank or registered investment adviser that has made special arrangements with the
                  Distributor for those purchases, or
              2)  by a direct rollover of a distribution from a qualified
                  Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|      Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
              1)  The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on
                  a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those
                  advised or managed by Merrill Lynch Investment Management,
                  L.P. ("MLIM"), that are made available under a Service
                  Agreement between Merrill Lynch and the mutual fund's
                  principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are
                  referred to as "Applicable Investments").
              2)  The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the
                  Retirement Plan and Merrill Lynch. On the date the plan
                  sponsor signs the record keeping service agreement with
                  Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds)
                  invested in Applicable Investments.
              3)  The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more
                  eligible employees (as determined by the Merrill Lynch plan conversion manager).
II.

              Waivers of Class A Sales Charges of Oppenheimer Funds
----------------------------------------------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any Class
A sales charges (and no concessions are paid by the Distributor on such
purchases): |_| The Manager or its affiliates.
|_|           Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews;
              relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|           Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
              Distributor for that purpose.
|_|           Dealers or brokers that have a sales agreement with the
              Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|           Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers
              (and which are identified as such to the Distributor) or with the
              Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|           Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|           Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|           "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the
              Distributor for those purchases.
|_|           Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor)
              who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial
              intermediary with which the Distributor has made such special arrangements. Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|           Directors, trustees, officers or full-time employees of OpCap
              Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|           Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_| A unit investment trust that has entered into an appropriate agreement with
the Distributor. |_| Dealers, brokers, banks, or registered investment advisers
that have entered into an agreement with the
              Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_|           Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the
              Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those
              purchases.
|_|           A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
              Advisors) whose Class B or Class C shares of a Former Quest for
              Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on
              November 24, 1995.
|_|           A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund
              clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.
|_|           Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain
Transactions.

1. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such
purchases): |_| Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which
              the Fund is a party.
|_|           Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|           Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by
              recordkeepers.
|_|           Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
|_|           Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.
|_|      Shares purchased in amounts of less than $5

2. Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):
|_| Retirement Plans that have $5 million or more in plan assets.
|_|      Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in
              Oppenheimer funds.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the
following cases: |_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account
              value adjusted annually.
|_|           Involuntary redemptions of shares by operation of law or
              involuntary redemptions of small accounts (please refer to
              "Shareholder Account Rules and Policies," in the applicable fund
              Prospectus).
|_|           For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: 1) Following the death or disability (as defined in the
              Internal Revenue Code) of the participant or
                  beneficiary. The death or disability must occur after the
              participant's account was established. 2) To return excess contributions. 3) To return contributions made due to a mistake of fact.
4) Hardship withdrawals, as defined in the plan.(6)
              5) Under a Qualified Domestic Relations Order, as defined in the
              Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
              Revenue Code.
              6) To meet the minimum distribution requirements of the Internal
              Revenue Code. 7) To make "substantially equal periodic payments"
              as described in Section 72(t) of the Internal
                  Revenue Code.
              8)  For loans to participants or beneficiaries. 9) Separation from service.(7)
              10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special
                  arrangements with the Distributor.
              11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an
                  OppenheimerFunds-sponsored IRA.
|_|           For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|           For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
|_|           For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the
              Distributor.
III.                      Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
----------------------------------------------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.   Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be
waived for redemptions of shares in the following cases: |_| Shares redeemed
involuntarily, as described in "Shareholder Account Rules and Policies," in the
applicable
              Prospectus.
|_|           Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|           The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).
|_|           Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|           Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill
              Lynch.
|_|           Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|           Redemptions of Class C shares of an Oppenheimer fund in amounts of
              $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement
              Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more
              Oppenheimer funds.
|_|           Distributions(8) from Retirement Plans or other employee benefit plans for any of the following purposes: 1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or
                  beneficiary. The death or disability must occur after the
                  participant's account was established in an Oppenheimer fund.
              2) To return excess contributions made to a participant's account.
              3) To return contributions made due to a mistake of fact. 4) To make hardship withdrawals, as defined in the plan.(9)
              5) To make distributions required under a Qualified Domestic
              Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
              6) To meet the minimum distribution requirements of the Internal
              Revenue Code. 7) To make "substantially equal periodic payments"
              as described in Section 72(t) of the Internal
                  Revenue Code.
              8)  For loans to participants or beneficiaries.(10) 9) On account of the participant's separation from service.(11)
              10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
              11) Distributions made on account of a plan termination or
                  "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
              12) For distributions from a participant's account under an
                  Automatic Withdrawal Plan after the participant reaches age 59
                  1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
              13) Redemptions of Class B shares under an Automatic Withdrawal
                  Plan for an account other than a Retirement Plan, if the
                  aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
              14) For distributions from 401(k) plans sponsored by
                  broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|           Redemptions of Class B shares or Class C shares under an Automatic
              Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C
shares sold or issued in the following cases: |_| Shares sold to the Manager or
its affiliates.
|_|           Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Shares issued in plans of reorganization to which the Fund is a party.
|_|           Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in
              Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.
IV.

 Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest
                                                      for Value Funds
-----------------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A,
Class B and Class C shares described in the Prospectus or Statement of
Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.
To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:
     Oppenheimer Quest Value Fund, Inc.              Oppenheimer Small- & Mid- Cap Value Fund
     Oppenheimer Quest Balanced Value Fund           Oppenheimer Quest International Value Fund, Inc.
     Oppenheimer Quest Opportunity Value Fund

         These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November
24, 1995:

     Quest for Value U.S. Government Income Fund              Quest for Value New York Tax-Exempt Fund
     Quest for Value Investment Quality Income Fund           Quest for Value National Tax-Exempt Fund
     Quest for Value Global Income Fund                       Quest for Value California Tax-Exempt Fund

         All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
|_|      acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the
              Former Quest for Value Funds, or
|_|           purchased by such shareholder by exchange of shares of another
              Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for
Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations"
formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for
Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

-------------------------------- ---------------------------- --------------------------------- ---------------------
Number of Eligible Employees     Initial Sales Charge as a    Initial Sales Charge as a % of    Concession as % of
or Members                       % of Offering Price          Net Amount Invested               Offering Price
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
9 or Fewer                                  2.50%                          2.56%                       2.00%
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
At least  10 but not more  than             2.00%                          2.04%                       1.60%
49
-------------------------------- ---------------------------- --------------------------------- ---------------------

----------------------------------------------------------------------------------------------------------------------
         For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

         Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an
Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of
Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

|X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges: o Shareholders who were shareholders of the
AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a
portfolio of the AMA Family of Funds. o Shareholders who acquired shares of any
Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions.
The Class A contingent deferred sales charge will not apply to redemptions of
Class A shares purchased by the following investors who were shareholders of any
Former Quest for Value Fund:

         Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the
following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o                 withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value,
                  adjusted annually, and
o                 liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but
Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an
Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o        redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
o                 withdrawals under an automatic withdrawal plan (but only for
                  Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o                 liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

         A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another
Oppenheimer fund within 90 days after redemption.
V.         Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of
                                       Connecticut Mutual Investment Accounts, Inc.
-----------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
     Oppenheimer U. S. Government Trust,
     Oppenheimer Bond Fund,
     Oppenheimer Value Fund and
     Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
     Connecticut Mutual Liquid Account                            Connecticut Mutual Total Return Account
     Connecticut Mutual Government Securities Account             CMIA LifeSpan Capital Appreciation Account
     Connecticut Mutual Income Account                            CMIA LifeSpan Balanced Account
     Connecticut Mutual Growth Account                            CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X| Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC").
Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

         Those shareholders who are eligible for the prior Class A CDSC are:
              1)  persons whose purchases of Class A shares of a Fund and other
                  Former Connecticut Mutual Funds were $500,000 prior to March
                  18, 1996, as a result of direct purchases or purchases
                  pursuant to the Fund's policies on Combined Purchases or
                  Rights of Accumulation, who still hold those shares in that
                  Fund or other Former Connecticut Mutual Funds, and
              2)  persons whose intended purchases under a Statement of
                  Intention entered into prior to March 18, 1996, with the
                  former general distributor of the Former Connecticut Mutual
                  Funds to purchase shares valued at $500,000 or more over a
                  13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

         Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X|

         Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
              1)  any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual
                  Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and
                  Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
              2)  any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
              3)  Directors of the Fund or any one or more of the Former
                  Connecticut Mutual Funds and members of their immediate
                  families;
              4)  employee benefit plans sponsored by Connecticut Mutual
                  Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated
                  companies;
              5)  one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
              6)  an institution acting as a fiduciary on behalf of an
                  individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former
                  Connecticut Mutual Funds, provided the institution had an
                  agreement with CMFS.

         Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

         Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by
Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund.
Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
     1) by the estate of a deceased shareholder;
     2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code; 3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
4)       as tax-free returns of excess contributions to such retirement or employee benefit plans;
     5)  in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
     6)  in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
     7)  in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
     8)  in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic
         Withdrawal Plan but limited to no more than 12% of the original value annually; or
     9)  as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.
VI.                   Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.
----------------------------------------------------------------------------------------------------------------------

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who
acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on
March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.            Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund
----------------------------------------------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|      the Manager and its affiliates,
|_|           present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of
              Additional Information) of the Fund, the Manager and its
              affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|           registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|           dealers or brokers that have a sales agreement with the
              Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|           employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the
              Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|           dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of
              Class M shares of the Fund in specific investment products made available to their clients, and
|_|           dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior
              distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

(1) In accordance with Rule 12b-1 of the Investment Company Act, the term
"Independent Trustees/Director" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
(1) Certain waivers also apply to Class M shares of Oppenheimer Convertible
Securities Fund. (2) In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions"
mean "repurchases" of shares.
(3) An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an
Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
(4) The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
(5) However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
(6) This provision does not apply to IRAs.
(7) This provision only applies to qualified retirement plans and 403(b)(7)
custodial plans after your separation from service in or after the year you reached age 55. (8) The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the
Plan.
(9) This provision does not apply to IRAs.
(10) This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan. (11) This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

Oppenheimer International Bond Fund

Internet Website:
         www.oppenheimerfunds.com

Investment Advisor
         OppenheimerFunds, Inc.
         Two World Financial Center
         225 Liberty Street, 11th Floor
         New York, NY 10281-1008

Distributor
         OppenheimerFunds Distributor, Inc.
         Two World Financial Center
         225 Liberty Street, 11th Floor
         New York, NY 10281-1008

Transfer Agent
         OppenheimerFunds Services
         P.O. Box 5270 Denver, Colorado 80217 1.800.CALL OPP (225.5677)

Custodian Bank
         J. P. Morgan Chase Bank
         4 Chase Metro Tech Center
         Brooklyn, New York 11245

Independent Registered Public Accounting Firm
         Deloitte & Touche LLP
         555 Seventeenth Street
         Denver, Colorado 80202

Counsel to the Funds
         Myer, Swanson, Adams & Wolf, P.C.
         1600 Broadway
         Denver, Colorado 80202

Counsel to the Independent Trustees
         Bell, Boyd & Lloyd LLC
         70 West Madison Street, Suite 3100
         Chicago, Illinois  60602
1234
PX880.001.rev1205